Exhibit 99.1

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 1 of 75

SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Rakhee V. Patel (00797213)

Jeri Leigh Miller (24102176)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP

Andres Barajas (admitted pro hac vice)

Weiru Fang (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	andres.barajas@sidley.com
weiru.fang@sidley.com

Proposed Attorneys for the Debtors

and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

EBIX, INC., et al.[1]	Case No. 23-80004 (SWE)

Debtors.	(Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 2 of 75

GLOBAL NOTES FOR THE

DECEMBER, 2023 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. The financial statements presented herein reflect the book values of the Debtor entities of Ebix Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

2

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 3 of 75

3.

Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. For purposes of this first MOR, the December stub-period financials have been pro-rated for the post-petition period, and except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Interim Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; (V) Scheduling a Final Hearing; and (VI) Granting Related Relief [Docket No. 64].

3

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 4 of 75

10.	Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

11.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

12.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the Monthly Operating Reports are estimated based on the Debtors’ available information.

13.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the Monthly Operating Report of Ebix, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Ebix, Inc. are incorporated by reference into the Monthly Operating Report for all Debtors.

14.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

4

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 5 of 75

UNITED STATES BANKRUPTCY COURT

    NORTHERN DISTRICT OF TEXAS

                                     DALLAS

In Re. Ebix, Inc.	§	Case No.	23-80004
§
	§	Lead Case No.	23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended:	12/31/2023	Petition Date:	12/17/2023

Months Pending: 0	Industry Classification:	5	1	8	2

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):	425

Debtor’s Full-Time Employees (as of date of order for relief):	425

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒ Statement of operations (profit or loss statement)
☒ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☒ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

01/19/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 6 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$4,634,560

b. Total receipts (net of transfers between accounts)	$20,175,261	$20,175,261

c. Total disbursements (net of transfers between accounts)	$3,905,149	$3,905,149

d. Cash balance end of month (a+b-c)	$20,904,672

e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$3,905,149	$3,905,149

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$22,073,107

b. Accounts receivable over 90 days outstanding (net of allowance)	$10,379,655

c. Inventory ( Book Market Other (attach explanation))	$128,878

d Total current assets	$134,614,126

e. Total assets	$537,615,950

f. Postpetition payables (excluding taxes)	$6,972,462

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$656,850

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$7,629,312

k. Prepetition secured debt	$634,721,690

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$364,512,847

n. Total liabilities (debt) (j+k+l+m)	$1,006,863,850

o. Ending equity/net worth (e-n)	$-469,247,900

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$5,311,604

b. Cost of goods sold (inclusive of depreciation, if applicable)	$3,030,048

c. Gross profit (a-b)	$2,281,556

d. Selling expenses	$481,160

e. General and administrative expenses	$421,263

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$512,380

h. Interest	$-3,685,135

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$0

k. Profit (loss)	$-2,818,383	$-2,818,383

UST Form 11-MOR (12/01/2021)	2

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 7 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 8 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxviii

UST Form 11-MOR (12/01/2021)	4

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 9 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

	lxxix
	lxxx
	lxxxi
	lxxxii
	lxxxiii
	lxxxiv
	lxxxv
	lxxxvi
	lxxxvii
	lxxxviii
	lxxxix
	xc
	xci
	xcii
	xciii
	xciv
	xcv
	xcvi
	xcvii
	xcviii
	xcix
	c
	ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Baker Tilly	Financial Professional	$0	$0	$0	$0
	ii	Bass, Berry & Sims PLC	Local Counsel	$0	$0	$0	$0
	iii	Catalyst Global LLC	Local Counsel	$0	$0	$0	$0
	iv	Ernst & Young India	Financial Professional	$0	$0	$0	$0
	v	Ernst & Young US LLP	Financial Professional	$0	$0	$0	$0
	vi	Gokare Law Firm	Local Counsel	$0	$0	$0	$0
	vii	KG Somani & Co LLP	Financial Professional	$0	$0	$0	$0
	viii	KPMG India Private Limited	Financial Professional	$0	$0	$0	$0
	ix	Leader Berkon Colao & Silvers	Local Counsel	$0	$0	$0	$0
	x	Marketsphere Consulting	Financial Professional	$0	$0	$0	$0
	xi	Nelson Mullins Riley & Scarbo	Local Counsel	$0	$0	$0	$0
	xii	PricewaterhouseCoopers LLP	Financial Professional	$0	$0	$0	$0
	xiii	Skadden, Arps, Slate, Meagher	Local Counsel	$0	$0	$0	$0
	xiv

UST Form 11-MOR (12/01/2021)	5

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 10 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 11 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxviii
lxxix
lxxx
lxxxi
lxxxii
lxxxiii
lxxxiv
lxxxv
lxxxvi
lxxxvii
lxxxviii
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$656,850	$656,850

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

UST Form 11-MOR (12/01/2021)	7

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 12 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 7: Questionnaire—During this reporting period:
	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
	c. Were any payments made to or on behalf of insiders?	Yes	No
	d. Are you current on postpetition tax return filings?	Yes	No
	e. Are you current on postpetition estimated tax payments?	Yes	No
	f. Were all trust fund taxes remitted on a current basis?	Yes	No
	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
	h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No N/A
i. Do you have:	Worker’s compensation insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	Casualty/property insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	General liability insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	j. Has a plan of reorganization been filed with the court?	Yes	No
	k. Has a disclosure statement been filed with the court?	Yes	No
	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 13 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	01/19/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 14 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

UST Form 11-MOR (12/01/2021)	10

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 15 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

UST Form 11-MOR (12/01/2021)	11

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 16 of 75

Debtor’s Name Ebix, Inc.	Case No. 23-80004

UST Form 11-MOR (12/01/2021)	12

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 17 of 75

MOR-1
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Cash Receipts and Disbursements - (Unaudited)	Reporting Period:December 17 - December 31, 2023

Ebix, Inc.
Receipts
Customer Receipts	$6,111,657
Other Receipts	1,471,927
Debt Proceeds	12,591,677

Total Receipts	$20,175,261
Disbursements
Payroll & Benefits	$(1,426,908)
3rd Party Trade Vendors	(240,784)
Ordinary Course Professionals	—
Taxes & Duties	(145,661)
Other Operating Disbursements	—
Total Disbursements	$(1,813,352)

Net Operating Cash Flow	$18,361,908

Other Non-Operating Cash Flows	$(2,089,883)

Total Non-operating Cash Flows	$(2,089,883)
Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	—

Intercompany Transfers (net)	$—

Net Cash Flow	$16,272,025

Beginning Bank Cash	$3,368,930
Net Cash Flow	16,272,025

Ending Bank Cash	$19,640,955

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 18 of 75

MOR-2
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Balance Sheet as of December 31, 2023 - (Unaudited)	Reporting Period: December 17 - December 31, 2023

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$20,760,110	$—	$—	$—	$—	$—
Fiduciary funds—restricted	—	—	—	—	—	—
Accounts receivable, less allowance	26,199,086	63,060	251,759	68,387	7,645,685	851,677
Intercompany receivable	78,770,850	—	—	—	—	—
Other current assets	8,884,079	—	7,911	—	300	—

Total current assets	$134,614,126	$63,060	$259,670	$68,387	$7,645,985	$851,677
Property and equipment, net	22,364,771	6,492	153	(0)	—	20,948
Right-of-Use Assets	387,373	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	4,077,938	—	226,104	0	(0)	231,945
Indefinite-lived intangibles	14,240,000	—	—	—	—	—
Capitalized software development costs, net	423,431	—	—	—	—	—
Deferred tax assets, net—long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	147,433,646	—	(5,216,707)	—	—	—

Total assets	$537,615,950	$647,903	$(32,218)	$19,480,172	$24,261,412	$63,265,568

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$29,658,007	$34,700	$—	$7,005	$10,842	$194,299
Accrued payroll and related benefits	1,746,897	—	7,207	15,523	4,869	15,382
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	634,587,425	—	—	—	—	—
Current portion of long term debt and capital lease obligations	124,868	—	—	—	—	—
Intercompany payable	303,281,765	49,576,702	(4,669,565)	(4,745,420)	9,464,805	(36,903,044)
Deferred revenue	23,104,266	—	151,318	2,020	204,203	893,162
Short term lease liability	368,765	—	—	—	—	—
Other current liabilities	(3,788)	—	—	—	(1,648)	(51,470)

Total Current Liabilities	$992,868,205	$49,611,402	$(4,511,040)	$(4,720,871)	$9,683,070	$(35,851,672)
Long term debt and capital lease obligation, less current portion	14,378	—	—	—	—	—
Other liabilities	13,332,179	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	649,087	—	—	—	—	—

Total liabilities	$1,006,863,850	$49,611,402	$(4,511,040)	$(4,720,871)	$9,683,070	$(35,851,672)
Common stock, $.10 par value	3,782,609	—	—	—	—	—
Additional paid-in capital	3,810,078	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(487,534,348)	(48,963,499)	4,478,822	4,201,043	(6,953,658)	10,697,151
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(480,471,350)	$(48,963,499)	$4,478,822	$24,201,043	$14,578,342	$99,117,241
Noncontrolling interest	11,223,450	—	—	—	—	—

Total stockholders’ equity	$(469,247,900)	$(48,963,499)	$4,478,822	$24,201,043	$14,578,342	$99,117,241

Total Liabilities & Equity	$537,615,950	$647,903	$(32,218)	$19,480,172	$24,261,412	$63,265,568

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 19 of 75

MOR-3
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Operations for the month of December 2023 - (Unaudited)	Reporting Period: December 17 - December 31, 2023

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$5,311,604	$9,674	$29,976	$69,354	$63,867	$185,833

Total Revenue	5,311,604	9,674	29,976	69,354	63,867	185,833
Operating Expenses
Services and other costs	2,354,624	440,765	15,748	4,596	241,833	145,873
Product Development	675,424	29,119	19,225	10,019	—	16,784
Sales and Marketing	481,160	—	—	13,138	—	—
General and Administrative	421,263	(2,701)	(155)	2,913	1,156	(41,246)
Amortization and Depreciation	512,380	8,202	4,973	—	—	(165,156)

Total Operating Income	$866,752	$(465,711)	$(9,815)	$38,687	$(179,122)	$229,579

Interest Income	—	—	—	—	—	—
Interest Expense	(3,685,135)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	—	—	—	—	—	—

Income before taxes	$(2,818,383)	$(465,711)	$(9,815)	$38,687	$(179,122)	$229,579

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 20 of 75

MOR-4
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Accounts Receivable Aging	Reporting Period: December 17 - December 31, 2023

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$16,630,533	$1,533,099	$586,127	$1,102,401	$9,277,253	$(7,056,307)	$22,073,107
P.B. Systems, Inc.	42,840	21,420	—	—	190,687	(191,887)	63,060
Facts Services, Inc.	269,717	(99,517)	9,055	6,676	46,144	(12,316)	219,759
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	21,742	9,559	11,864	(3,248)	54,618	(26,148)	68,387
ConfirmNet Corporation	303,050	37,047	180,598	7,939	7,163,723	(91,691)	7,600,666
A.D.A.M., Inc.	545,268	(44,762)	205,423	33,044	55,320	(301,162)	493,132

Total Accounts Receivable	$17,813,149	$1,456,846	$993,066	$1,146,813	$16,787,745	$(7,679,510)	$30,518,109

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 21 of 75

MOR-5
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Disbursements by Entity	Reporting Period: December 17 - December 31, 2023

Date	Check Number	Amount	Vendor	Entity
12/18/2023		65,542.94	Paycom Payroll	Ebix, Inc.
12/18/2023		23,974.61	Paycom Payroll	Ebix, Inc.
12/18/2023		15,500.00	Sawnee Electric	Ebix, Inc.
12/18/2023		7,879.10	Paycom Payroll	Ebix, Inc.
12/18/2023		4,313.40	Bank Fees	Ebix, Inc.
12/18/2023		2,539.83	Microsoft	Ebix, Inc.
12/18/2023		2,520.08	Microsoft	Ebix, Inc.
12/18/2023		2,503.19	Microsoft	Ebix, Inc.
12/18/2023		1,500.00	CHECK	Ebix, Inc.
12/18/2023		658.84	Extended Stay	Ebix, Inc.
12/18/2023		500.00	Google	Ebix, Inc.
12/18/2023		500.00	Google	Ebix, Inc.
12/18/2023		500.00	Google	Ebix, Inc.
12/18/2023		500.00	Google	Ebix, Inc.
12/18/2023		460.00	CHECK	Ebix, Inc.
12/18/2023		460.00	CHECK	Ebix, Inc.
12/18/2023		460.00	CHECK	Ebix, Inc.
12/18/2023		408.36	Office Depot	Ebix, Inc.
12/18/2023		336.54	Paycom Payroll	Ebix, Inc.
12/18/2023		130.40	Atlassian	Ebix, Inc.
12/18/2023		100.00	Intrinio	Ebix, Inc.
12/18/2023		85.03	Amazon Marketplace	Ebix, Inc.
12/18/2023		82.39	Amazon Marketplace	Ebix, Inc.
12/18/2023		79.67	Amazon Marketplace	Ebix, Inc.
12/18/2023		69.91	Amazon Marketplace	Ebix, Inc.
12/18/2023		67.47	Amazon Marketplace	Ebix, Inc.
12/18/2023		63.18	Amazon Marketplace	Ebix, Inc.
12/18/2023		61.18	Amazon Marketplace	Ebix, Inc.
12/18/2023		59.63	Amazon Marketplace	Ebix, Inc.
12/18/2023		42.99	Web Network Solutions	Ebix, Inc.
12/18/2023		37.99	Lyft	Ebix, Inc.
12/18/2023		31.20	Amazon Marketplace	Ebix, Inc.
12/18/2023		30.99	Lyft	Ebix, Inc.
12/18/2023		29.26	Lyft	Ebix, Inc.
12/18/2023		29.15	Jersey Mike’s	Ebix, Inc.
12/18/2023		28.07	Lyft	Ebix, Inc.
12/18/2023		25.92	Lyft	Ebix, Inc.
12/18/2023		24.00	BRAINTREE	Ebix, Inc.
12/18/2023		23.72	Lyft	Ebix, Inc.
12/18/2023		17.03	Lyft	Ebix, Inc.
12/18/2023		16.89	Lyft	Ebix, Inc.
12/18/2023		16.67	Lyft	Ebix, Inc.
12/18/2023		16.08	Lyft	Ebix, Inc.
12/18/2023		13.49	Lyft	Ebix, Inc.
12/18/2023		12.95	Lyft	Ebix, Inc.
12/18/2023		12.87	Lyft	Ebix, Inc.
12/18/2023		12.84	Lyft	Ebix, Inc.
12/18/2023		11.99	Lyft	Ebix, Inc.
12/18/2023		11.98	Lyft	Ebix, Inc.
12/18/2023		11.88	Lyft	Ebix, Inc.
12/18/2023		10.96	Lyft	Ebix, Inc.
12/18/2023		10.84	Lyft	Ebix, Inc.
12/18/2023		10.84	Lyft	Ebix, Inc.

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 22 of 75

Date	Check Number	Amount	Vendor	Entity
12/18/2023		10.84	Lyft	Ebix, Inc.
12/18/2023		9.71	Lyft	Ebix, Inc.
12/19/2023	1015	$700.00	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
12/19/2023		893.40	Truist	Ebix, Inc.
12/20/2023		23,932.10	STATE COMPTROLLER	Ebix, Inc.
12/20/2023		4,144.08	Optum Bank	Ebix, Inc.
12/20/2023		500.00	Google	Ebix, Inc.
12/20/2023		118.21	Perimeter Office Products	Ebix, Inc.
12/20/2023		7.99	Web Network Solutions	Ebix, Inc.
12/20/2023		6,692.21	Aquatic Consulting & Equip Inc	Ebix, Inc.
12/20/2023		150.00	Brenna Derksen MD PLLC	Ebix, Inc.
12/20/2023		500.00	JONAH ESSERS	Ebix, Inc.
12/20/2023		150.00	Clarice Law Eyre	Ebix, Inc.
12/20/2023		250.00	Deborah L Hurd	Ebix, Inc.
12/20/2023		1,410.73	JECKIL PROMOTIONS, INC.	Ebix, Inc.
12/20/2023		125.00	James B. Macdonald	Ebix, Inc.
12/20/2023		500.00	Jill Marie Steiner	Ebix, Inc.
12/20/2023		10,207.00	Donnelley Financial, LLC	Ebix, Inc.
12/20/2023		15,700.00	CATALYST GLOBAL LLC	Ebix, Inc.
12/20/2023		1,000.00	JOHN KOUTRAS	Ebix, Inc.
12/20/2023		2,714.42	WEX Health Inc.	Ebix, Inc.
12/20/2023		15,700.00	CATALYST GLOBAL LLC	Ebix, Inc.
12/20/2023		2,697.37	WEX Health Inc.	Ebix, Inc.
12/20/2023		15,700.00	CATALYST GLOBAL LLC	Ebix, Inc.
12/20/2023		3,982.31	WEX Health Inc.	Ebix, Inc.
12/21/2023		1,161,464.59	Paycom Payroll	Ebix, Inc.
12/21/2023		35,725.56	NYS DEPT OF TAXATION & FINANCE	Ebix, Inc.
12/21/2023		15,000.00	PA Department of Revenue	Ebix, Inc.
12/21/2023		8,267.06	Arizona Department of Revenue	Ebix, Inc.
12/21/2023		2,962.04	Florida Department of Revenue	Ebix, Inc.
12/21/2023		2,559.87	Microsoft	Ebix, Inc.
12/21/2023		1,932.65	Extended Systems Consulting	Ebix, Inc.
12/21/2023		1,913.00	Minnesota Department of Revenue	Ebix, Inc.
12/21/2023		1,823.16	Indiana Department of Revenue	Ebix, Inc.
12/21/2023		1,489.19	Michigan Department of Treasury	Ebix, Inc.
12/21/2023		1,402.33	North Carolina Department of Revenue	Ebix, Inc.
12/21/2023		1,220.20	Wisconsin Department of Revenue	Ebix, Inc.
12/21/2023		519.00	Louisiana Department Of Revenue	Ebix, Inc.
12/21/2023		500.00	Google	Ebix, Inc.
12/21/2023		452.63	Alabama Department of Revenue	Ebix, Inc.
12/21/2023		246.54	Iowa Department of Revenue	Ebix, Inc.
12/21/2023		120.49	Maine Revenue Services	Ebix, Inc.
12/21/2023		98.19	Lyft	Ebix, Inc.
12/21/2023		22.00	Lyft	Ebix, Inc.
12/21/2023		19.91	Lyft	Ebix, Inc.
12/21/2023		19.90	Lyft	Ebix, Inc.
12/21/2023		14.99	Lyft	Ebix, Inc.
12/21/2023		10.89	Lyft	Ebix, Inc.
12/21/2023		10.84	Lyft	Ebix, Inc.
12/21/2023		10.84	Lyft	Ebix, Inc.
12/21/2023		6.00	Lyft	Ebix, Inc.
12/21/2023		500.00	Daniel Joel Anderson	Ebix, Inc.
12/21/2023		500.00	Randall Brand	Ebix, Inc.
12/21/2023		600.00	Lyle Wilbur Larson	Ebix, Inc.
12/21/2023		500.00	Stacey Rose	Ebix, Inc.
12/21/2023		5,096.00	NUMBERSONLY INC	Ebix, Inc.
12/21/2023		2,033.40	OXCYON INC	Ebix, Inc.

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 23 of 75

Date	Check Number	Amount	Vendor	Entity
12/21/2023		300.00	Michele Parker	Ebix, Inc.
12/22/2023		12,035.29	PA Department of Revenue	Ebix, Inc.
12/22/2023		8,078.00	Tennessee Department of Revenue	Ebix, Inc.
12/22/2023		2,512.99	Microsoft	Ebix, Inc.
12/22/2023		2,509.75	Microsoft	Ebix, Inc.
12/22/2023		1,658.00	Illinois Department of Revenue	Ebix, Inc.
12/22/2023		1,318.34	Virginia Department of Taxation	Ebix, Inc.
12/22/2023		538.97	Perimeter Office Products	Ebix, Inc.
12/22/2023		210.00	Fueled inc	Ebix, Inc.
12/22/2023		120.45	Amazon Marketplace	Ebix, Inc.
12/22/2023		105.47	Amazon Marketplace	Ebix, Inc.
12/22/2023		91.87	Amazon Marketplace	Ebix, Inc.
12/22/2023		59.63	Amazon Marketplace	Ebix, Inc.
12/22/2023		59.63	Amazon Marketplace	Ebix, Inc.
12/22/2023		59.02	Amazon Marketplace	Ebix, Inc.
12/22/2023		58.25	Amazon Marketplace	Ebix, Inc.
12/22/2023		56.90	Amazon Marketplace	Ebix, Inc.
12/22/2023		56.14	Amazon Marketplace	Ebix, Inc.
12/22/2023		48.44	Amazon Marketplace	Ebix, Inc.
12/22/2023		47.98	Web Network Solutions	Ebix, Inc.
12/22/2023		41.29	Jersey Mike’s	Ebix, Inc.
12/22/2023		35.43	Lyft	Ebix, Inc.
12/22/2023		31.67	Lyft	Ebix, Inc.
12/22/2023		24.37	Amazon Marketplace	Ebix, Inc.
12/22/2023		24.30	Lyft	Ebix, Inc.
12/22/2023		24.21	GoDaddy.com	Ebix, Inc.
12/22/2023		21.87	Lyft	Ebix, Inc.
12/22/2023		20.99	Lyft	Ebix, Inc.
12/22/2023		18.67	Lyft	Ebix, Inc.
12/22/2023		14.99	Lyft	Ebix, Inc.
12/22/2023		14.52	Lyft	Ebix, Inc.
12/22/2023		12.61	Lyft	Ebix, Inc.
12/22/2023		11.84	Lyft	Ebix, Inc.
12/22/2023		10.84	Lyft	Ebix, Inc.
12/22/2023		5,859.00	Big Commerce, Inc	Ebix, Inc.
12/22/2023		1,200.00	Cinthia Elkins	Ebix, Inc.
12/22/2023		524.03	IRON MOUNTAIN CANADA OPERATION ULC	Ebix, Inc.
12/22/2023		300.00	Kevin T McVary	Ebix, Inc.
12/22/2023		7,500.00	Mindset Digital, LLC	Ebix, Inc.
12/22/2023		125.00	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
12/22/2023		300.00	Chad Tracy	Ebix, Inc.
12/22/2023		539.75	IRON MOUNTAIN CANADA OPERATION ULC	Ebix, Inc.
12/26/2023		2,532.81	Microsoft	Ebix, Inc.
12/26/2023		2,528.23	Microsoft	Ebix, Inc.
12/26/2023		2,506.83	Microsoft	Ebix, Inc.
12/26/2023		2,505.34	Microsoft	Ebix, Inc.
12/26/2023		605.19	Google	Ebix, Inc.
12/26/2023		500.00	Google	Ebix, Inc.
12/26/2023		500.00	Google	Ebix, Inc.
12/26/2023		199.00	Shogun	Ebix, Inc.
12/26/2023		166.86	Stericycle	Ebix, Inc.
12/26/2023		154.33	Amazon Marketplace	Ebix, Inc.
12/26/2023		149.00	Shogun	Ebix, Inc.
12/26/2023		128.97	Web Network Solutions	Ebix, Inc.
12/26/2023		119.88	Dropbox	Ebix, Inc.
12/26/2023		83.17	Amazon Marketplace	Ebix, Inc.
12/26/2023		72.54	Amazon Marketplace	Ebix, Inc.

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 24 of 75

Date	Check Number	Amount	Vendor	Entity
12/26/2023		64.78	Amazon Marketplace	Ebix, Inc.
12/26/2023		64.02	Amazon Marketplace	Ebix, Inc.
12/26/2023		56.90	Amazon Marketplace	Ebix, Inc.
12/26/2023		54.21	Amazon Marketplace	Ebix, Inc.
12/26/2023		53.73	Lyft	Ebix, Inc.
12/26/2023		34.97	Amazon Marketplace	Ebix, Inc.
12/26/2023		32.25	Lyft	Ebix, Inc.
12/26/2023		29.03	Lyft	Ebix, Inc.
12/26/2023		27.00	Publer	Ebix, Inc.
12/26/2023		4,705.06	Comptroller of the State of Maryland	Ebix, Inc.
12/26/2023		26.85	Lyft	Ebix, Inc.
12/26/2023		25.93	Lyft	Ebix, Inc.
12/26/2023		25.73	Lyft	Ebix, Inc.
12/26/2023		25.12	Lyft	Ebix, Inc.
12/26/2023		25.09	Lyft	Ebix, Inc.
12/26/2023		24.75	Lyft	Ebix, Inc.
12/26/2023		23.31	Amazon Marketplace	Ebix, Inc.
12/26/2023		19.50	Lyft	Ebix, Inc.
12/26/2023		18.99	Lyft	Ebix, Inc.
12/26/2023		18.75	Lyft	Ebix, Inc.
12/26/2023		16.47	Lyft	Ebix, Inc.
12/26/2023		15.99	Lyft	Ebix, Inc.
12/26/2023		15.74	Lyft	Ebix, Inc.
12/26/2023		12.84	Lyft	Ebix, Inc.
12/26/2023		11.86	Lyft	Ebix, Inc.
12/26/2023		11.84	Lyft	Ebix, Inc.
12/26/2023		11.84	Lyft	Ebix, Inc.
12/26/2023		11.79	Lyft	Ebix, Inc.
12/26/2023		11.20	Lyft	Ebix, Inc.
12/26/2023		10.99	Lyft	Ebix, Inc.
12/26/2023		10.84	Lyft	Ebix, Inc.
12/26/2023		10.84	Lyft	Ebix, Inc.
12/26/2023		1.00	PayPal	Ebix, Inc.
12/26/2023		4,321.13	Optum Bank	Ebix, Inc.
12/26/2023		800.00	KATHLEEN CHRISTIANS	Ebix, Inc.
12/26/2023		500.00	SUNANDA KANE, MD	Ebix, Inc.
12/26/2023		500.00	MITCHELL SHIFFMAN, MD	Ebix, Inc.
12/26/2023		700.00	Stuart Jay Padove	Ebix, Inc.
12/26/2023		1,570.00	C-Insight Health LLC	Ebix, Inc.
12/26/2023		1,473.00	C-Insight Health LLC	Ebix, Inc.
12/27/2023	1016	700.00	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
12/27/2023	1017	700.00	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
12/27/2023		2,505.11	Microsoft	Ebix, Inc.
12/27/2023		63.81	Twilio Inc	Ebix, Inc.
12/27/2023		53.99	Amazon Marketplace	Ebix, Inc.
12/27/2023		50.84	Lyft	Ebix, Inc.
12/27/2023		46.56	Lyft	Ebix, Inc.
12/27/2023		34.97	Amazon Marketplace	Ebix, Inc.
12/27/2023		50,294.59	JP Morgan Chase	Ebix, Inc.
12/27/2023		5,310.00	California Department of Tax and Fee Administration	Ebix, Inc.
12/27/2023		19.96	Lyft	Ebix, Inc.
12/27/2023		19.32	Lyft	Ebix, Inc.
12/27/2023		18.78	Lyft	Ebix, Inc.
12/27/2023		10.92	Lyft	Ebix, Inc.
12/27/2023		10.89	Lyft	Ebix, Inc.
12/27/2023		774.56	Kansas Department of Revenue	Ebix, Inc.
12/27/2023		500.00	Pezhman Roohani	Ebix, Inc.

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 25 of 75

Date	Check Number	Amount	Vendor	Entity
12/28/2023		2,039,402.00	Lockton	Ebix, Inc.
12/28/2023		15,909.09	Lockton	Ebix, Inc.
12/28/2023		5,512.50	CAROLYN E. DONAHOE	Ebix, Inc.
12/28/2023		2,505.40	Microsoft	Ebix, Inc.
12/28/2023		756.24	BankCard	Ebix, Inc.
12/28/2023		255.80	Cintas Corporation #08M	Ebix, Inc.
12/28/2023		139.35	Amazon Marketplace	Ebix, Inc.
12/28/2023		79.01	Amazon Marketplace	Ebix, Inc.
12/28/2023		49.50	Amazon Marketplace	Ebix, Inc.
12/28/2023		8,861.95	Washington State Department of Revenue	Ebix, Inc.
12/28/2023		7,846.20	Ohio Department of Taxation	Ebix, Inc.
12/28/2023		48.44	Amazon Marketplace	Ebix, Inc.
12/28/2023		48.17	Amazon Marketplace	Ebix, Inc.
12/28/2023		45.78	Amazon Marketplace	Ebix, Inc.
12/28/2023		37.88	BRAINTREE	Ebix, Inc.
12/28/2023		35.81	Amazon Marketplace	Ebix, Inc.
12/28/2023		24.18	Amazon Marketplace	Ebix, Inc.
12/28/2023		20.75	Lyft	Ebix, Inc.
12/28/2023		17.68	Lyft	Ebix, Inc.
12/28/2023		13.30	Lyft	Ebix, Inc.
12/28/2023		13.20	Lyft	Ebix, Inc.
12/28/2023		10.89	Lyft	Ebix, Inc.
12/28/2023		10.84	Lyft	Ebix, Inc.
12/29/2023		9,484.63	Mceron BD	Ebix, Inc.
12/29/2023		2,529.76	Microsoft	Ebix, Inc.
12/29/2023		2,506.30	Microsoft	Ebix, Inc.
12/29/2023		109,744.99	Paycom Payroll	Ebix, Inc.
12/29/2023		49,499.78	Anthem Blue Cross & Blue Shield	Ebix, Inc.
12/29/2023		139.35	Amazon Marketplace	Ebix, Inc.
12/29/2023		114.79	Amazon Marketplace	Ebix, Inc.
12/29/2023		60.00	Box.com	Ebix, Inc.
12/29/2023		49.29	Amazon Marketplace	Ebix, Inc.
12/29/2023		33.96	Web Network Solutions	Ebix, Inc.
12/29/2023		22.73	Lyft	Ebix, Inc.
12/29/2023		19.99	Amazon Marketplace	Ebix, Inc.
12/29/2023		19.99	Amazon Marketplace	Ebix, Inc.
12/29/2023		19.88	Amazon Marketplace	Ebix, Inc.
12/29/2023		18.93	Lyft	Ebix, Inc.
12/29/2023		14.99	Lyft	Ebix, Inc.
12/29/2023		13.00	Lyft	Ebix, Inc.
12/29/2023		11.20	Lyft	Ebix, Inc.
12/29/2023		10.86	Lyft	Ebix, Inc.
12/29/2023		10.84	Lyft	Ebix, Inc.
12/29/2023		10.84	Lyft	Ebix, Inc.
12/29/2023		10.84	Lyft	Ebix, Inc.
12/29/2023		25,000.00	AT&T MOBILITY	Ebix, Inc.
12/29/2023		1,154.75	PNC Bank	Ebix, Inc.

		$3,905,148.93		Ebix, Inc. Subtotal

		$3,905,148.93		Grand Total

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 26 of 75

Corporate Business Account Statement

Page 1 of 3
Account Number: xx-xxxx-2144

For the period 12/01/2023 to 12/31/2023

Number of enclosures: 0
EBIX INC. #23-80004	Tax ID Number: 77-0021975
DEBTOR IN POSSESSION	For Client Services:
1 EBIX WAY	Call 1-800-669-1518

JOHNS CREEK GA 30097-5801

Visit us at PNC.com/treasury

Write to: Treas Mgmt Client Care
One Financial Parkway
Locator Z1-Yb42-03-1
Kalamazoo MI 49009

Account Summary Information

Balance Summary
	Beginning balance	Deposits and other credits	Checks and other debits	Ending balance
	215,635.38	256,534.00	423,383.61	48,785.77

IMPORTANT INFORMATION FOR DEBIT CARD CUSTOMERS

Please review the limits below for PNC debit cards. Effective January 9, 2024, subject to available funds, your daily ATM withdrawal limits are as follows:

All Business Products (eligible for a debit card):

> ATM Withdrawal: $1,500

Deposits and Other Credits
Description	Items	Amount
Deposits	0	.00
National Lockbox	0	.00
ACH Credits	0	.00
Funds Transfers In	1	250,000.00
Trade Services	0	.00
Investments	0	.00
Zero Balance Transfers	0	.00
Adjustments	0	.00
Other Credits	2	6,534.00
Total	3	256,534.00

Checks and Other Debits
Description	Items	Amount
Checks	144	422,228.86
Returned Items	0	.00
ACH Debits	0	.00
Funds Transfers Out	0	.00
Trade Services	0	.00
Investments	0	.00
Zero Balance Transfers	0	.00
Adjustments	0	.00
Other Debits	1	1,154.75
Total	145	423,383.61

Ledger Balance
Date	Ledger balance	Date	Ledger balance	Date	Ledger balance
12/01	212,180.38	12/12	395,999.92	12/20	101,001.70
12/04	193,419.12	12/13	372,612.47	12/21	91,472.30
12/05	187,094.12	12/14	218,753.74	12/22	75,124.52
12/06	186,943.18	12/15	178,480.74	12/26	75,440.52
12/07	177,254.68	12/18	178,480.74	12/27	74,940.52
12/08	426,554.68	12/19	178,480.74	12/29	48,785.77
12/11	405,649.74

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 27 of 75

Corporate Business Account Statement

EBIX INC. #23-80004	For the period	12/01/2023 to 12/31/2023
DEBTOR IN POSSESSION	Account number:	xx-xxxx-2144
Page 2 of 3

Deposits and Other Credits
Funds Transfer In		1 transaction for a total of $250,000.00
Date		Transaction	Reference
posted	Amount	description	number
12/08	250,000.00	Domestic Incoming Wire	W23C8H5204QX77FSG
		23C8H5204Qx77Fsg

Other Credits		2 transactions for a total of $6,534.00
Date		Transaction	Reference
posted		description	number
12/05	675.00	Refer To Maker Of Ck Return Ck	015636043
		000000000014040
		Value Date 12-04-23
12/26	5,859.00	Refer To Maker Of Ck Return Ck	017397487
		000000000014037
		Value Date 12-22-23

Checks and Other Debits
Checks and Substitute Checks					144 transactions for a total of $422,228.86

Date posted	Check number	Amount	Reference number	Date posted	Check number	Amount	Reference number	Date posted	Check number	Amount	Reference number
12/01	Sum. 5	3,455.00	Summary	12/15	Sum. 18	40,273.00	Summary	12/20	14159	125.00	014854820
12/04	Sum. 15	18,761.26	Summary	12/18	Sum. 0.00		Summary		Value Date 12/19
12/05	Sum. 3	7,000.00	Summary	12/19	Sum. 0.00		Summary	12/20	14185	500.00	014983924
12/06	Sum. 1	150.94	Summary	12/20	14109	6,692.21	015337258		Value Date 12/19
12/07	Sum. 4	9,688.50	Summary		Value Date 12/19			12/20	14229	10,207.00	088110701
12/08	Sum. 2	700.00	Summary	12/20	14121	150.00	015431969		Value Date 12/19
12/11	Sum. 5	20,904.94	Summary		Value Date 12/19			12/20	Sum. 7	57,494.10	Summary
12/12	Sum. 7	9,649.82	Summary	12/20	14129	500.00	015588482	12/21	Sum. 7	9,529.40	Summary
12/13	Sum. 16	23,387.45	Summary		Value Date 12/19			12/22	Sum. 8	16,347.78	Summary
12/14	Sum. 27	153,858.73	Summary	12/20	14131	150.00	015216815	12/26	Sum. 6	5,543.00	Summary
					Value Date 12/19			12/27	Sum. 1	500.00	Summary
				12/20	14140	250.00	014980853	12/29	Sum. 1	25,000.00	Summary
					Value Date 12/19
				12/20	14144	1,410.73	014933385
					Value Date 12/19

Other Debits	1 transaction for a total of $1,154.75
Date posted	Amount	Transaction description	Reference number
12/29	1,154.75	Corporate Account Analysis Charge	0000000000000031028

Check and Substitute Check Summary
* Gap in check sequence
Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number
1009	*	1,375.00	12/11	009631090	14037	*	5,859.00	12/22	017397487	14081	*	3,600.00	12/04	016505332
1011	*	5.00	12/11	019929109	14040	*	675.00	12/04	015636043	14082		150.00	12/04	016093606
1017	*	300.00	12/04	015422554	14046	*	300.00	12/21	016934237	14083		5,000.00	12/05	017037545
1019	*	250.00	12/04	016089543	14052	*	2,929.50	12/07	018390138	14085	*	1,800.00	12/05	016991624
1029	*	200.00	12/15	013212812	14056	*	150.94	12/06	018195714	14086		1,200.00	12/01	014748603
1032	*	125.00	12/01	014945005	14066	*	400.00	12/13	011724930	14087		300.00	12/04	015340484
1037	*	600.00	12/07	018272444	14067		6,875.00	12/04	015709958	14088		1,124.82	12/12	010426976
1039	*	1,086.26	12/04	015572453	14068		200.00	12/05	017477153	14092	*	440.00	12/04	015477562
1043	*	1,125.00	12/04	015285452	14070	*	600.00	12/14	012387537	14096	*	1,320.00	12/01	014859322
1049	*	500.00	12/08	019117855	14071		300.00	12/04	015631347	14097		900.00	12/04	015641049
1051	*	500.00	12/14	012232056	14072		1,200.00	12/04	015302417	14098		6,750.00	12/12	010824906
1053	*	375.00	12/13	011724929	14074	*	360.00	12/01	081774229	14100	*	1,600.00	12/11	019910491
13983	*	8,200.00	12/14	012119034	14075		450.00	12/01	014848169	14101		360.00	12/04	015786070
14037	*	5,859.00	12/07	018390137	14076		1,200.00	12/04	016535169	14103	*	200.00	12/08	019056611

Check and Substitute Check Summary continued on next page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 28 of 75

Corporate Business Account Statement

EBIX INC. #23-80004	For the period	12/01/2023 to 12/31/2023
DEBTOR IN POSSESSION	Account number:	xx-xxxx-2144
Page 3 of 3

Checks and Other Debits - continued

Check and Substitute Check Summary - continued
* Gap in check sequence

Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number
14104		300.00	12/07	018435026	14149	*	100.00	12/15	013312354	14202	*	15,700.00	12/20	015903120
14107	*	2,250.00	12/13	011282942	14150		200.00	12/15	013212813	14203		16,250.00	12/15	012800672
14108		500.00	12/21	016972472	14152	*	1,000.00	12/20	016152110	14205	*	450.00	12/13	011737312
14109		6,692.21	12/20	015337258	14155	*	600.00	12/21	017105159	14206		6,031.41	12/14	011920981
14110		1,375.00	12/15	013021980	14157	*	1,200.00	12/15	013380718	14207		8,200.00	12/14	012015463
14111		250.00	12/14	083016652	14159	*	125.00	12/20	014854820	14210	*	1,537.50	12/13	011812520
14112		275.00	12/12	011025392	14161	*	275.00	12/13	011812521	14211		4,972.97	12/14	011977689
14113		5,000.00	12/13	011347505	14162		500.00	12/13	011630006	14213	*	700.00	12/26	018469683
14114		500.00	12/12	010804089	14163		300.00	12/22	017735220	14215	*	660.00	12/15	012772607
14116	*	500.00	12/21	031681212	14164		300.00	12/15	013308879	14216		1,570.00	12/26	018894346
14117		125.00	12/15	012827831	14165		7,500.00	12/22	017472790	14217		660.00	12/14	012450752
14118		15,700.00	12/20	015903263	14166		600.00	12/12	010527832	14219	*	300.00	12/22	017294312
14120	*	800.00	12/26	019277035	14168	*	100.00	12/15	012803855	14220		600.00	12/15	013297864
14121		150.00	12/20	015431969	14169		150.00	12/14	011942180	14221		2,697.37	12/20	016419083
14122		1,050.00	12/13	011809420	14173	*	125.00	12/22	017370119	14224	*	5,000.00	12/13	011347507
14124	*	100.00	12/13	011417541	14175	*	150.00	12/12	010531825	14227	*	15,700.00	12/20	015903118
14126	*	1,200.00	12/22	017575275	14178	*	500.00	12/14	012280730	14228		125.00	12/15	013015738
14127		14,104.02	12/14	012127417	14179		500.00	12/27	009026585	14229		10,207.00	12/20	088110701
14128		16,250.00	12/15	012800673	14180		500.00	12/21	016871813	14234	*	64,930.56	12/14	011985784
14129		500.00	12/20	015588482	14181		500.00	12/14	012506358	14235		539.75	12/22	017495821
14131	*	150.00	12/20	015216815	14183	*	500.00	12/26	018590888	14236		918.33	12/14	012078978
14132		125.00	12/14	083023140	14184		378.00	12/15	012797327	14237		1,000.00	12/14	011992078
14134	*	300.00	12/15	012598674	14185		500.00	12/20	014983924	14238		1,410.00	12/15	012752620
14135		1,500.00	12/14	012213623	14186		660.00	12/14	012450751	14239		575.00	12/13	011812519
14136		200.00	12/14	012007775	14188	*	250.00	12/12	010911599	14240		5,096.00	12/21	016447387
14138	*	200.00	12/15	084458563	14189		125.00	12/14	012232057	14241		374.95	12/13	011444503
14139		125.00	12/14	012518515	14190		200.00	12/14	012331666	14242		2,033.40	12/21	017130633
14140		250.00	12/20	014980853	14191		2,520.00	12/14	012024975	14243		37.72	12/11	009091233
14141		17,887.22	12/11	009433478	14192		125.00	12/13	011724918	14244		1,473.00	12/26	018894347
14142		524.03	12/22	017495823	14193		500.00	12/15	012849202	14245		375.00	12/13	011724916
14143		918.33	12/14	012078977	14194		7,064.75	12/14	011916547	14246		3,982.31	12/20	016419084
14144		1,410.73	12/20	014933385	14195		2,714.42	12/20	016419082	14247		24,481.60	12/14	011864329
14145		4,421.76	12/14	011876293	14199	*	5,000.00	12/13	011347506	14248		25,000.00	12/29	010180248
14146		500.00	12/26	018453355

Member FDIC	Equal Housing Lender

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 29 of 75

Commercial Account Statement Page 1 of 35
US747 | BR558 | 11 ROP 450 P.O. Box 7000 Providence, Rl 02940

Beginning December 01, 2023 through December 31, 2023 Questions? Contact us today:

EBIX INC CONTROL ACCOUNT EBIX INC OPERATING 1 EBIX WAY JOHNS CREEK GA 30097-5801	CALL: Commercial Account Customer Service 1-800-862-6200

VISIT: Access your account online: citizensbank.com

MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001

Ready for a new debit or ATM card?

We’ve partnered with Mastercard® and will replace your card soon.

Your new card has a unique notch design, making it easier to find when you need it, and it’s made from 90% recycled plastic.

For now, continue to bank as usual with your current card.

EBIX INC CONTROL ACCOUNT EBIX INC OPERATING Commercial Checking XXXXXX-270-5

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

Commercial Checking for XXXXXX-270-5

Balance Calculation
Previous Balance		5,083,136.61
Checks	-	.00
Debits	-	13,210,273.63
Deposits & Credit	+	25,393,601.38
Current Balance	=	17,266,464.36

Your next statement period will end on January 31, 2024.

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 30 of 75

Commercial Checking for XXXXXX-270-5 Continued

TRANSACTION_DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 270-5

Debits **

**May include checks that have been processed electronically by the payee/merchant.

			Previous Balance

			5,083,136.61

			Total Debits

			-13,210,273.63
Date	Amount	Description
ATM/Purchases
12/01	350.90	9257 DBT PURCHASE - 340041 EXTRA SPACE 0753 678-417750 0 GA
12/01	523.40	9257 DBT PURCHASE - 340041 EXTRA SPACE 0753 678-417750 0 GA
12/01	68.77	9257 DBT PURCHASE - 271090 AMZN Mktp US*9Z8JRAmzn.com illWA
12/01	75.21	9257 DBT PURCHASE - 241083 AMZN Mktp US*4982SAmzn.com illWA
12/01	67.87	9257 DBT PURCHASE - 291088 AMZN Mktp US*6O8SYAmzn.com illWA
12/01	77.21	9257 DBT PURCHASE - 291084 AMZN Mktp US*3L9BLAmzn.com illWA
12/01	16.99	9257 DBT PURCHASE - 221089 AMZN Mktp US*1Z1ZWAmzn.com illWA
12/01	56.70	9257 DBT PURCHASE - 201090 AMZN Mktp US*VP9HOAmzn.com illWA
12/01	654.65	9257 DBT PURCHASE - 787361 PEARL LIAN 678-205132 6 GA
12/01	17.99	9257 DBT PURCHASE - 261089 AMZN Mktp US*G14ZXAmzn.com illWA
12/01	2,512.96	9257 DBT PURCHASE - 200002 MICROSOFT*Ads-X2 6 NV
12/01	658.84	9265 DBT PURCHASE - 271089 EXTENDEDSTAY #9812ALPHARETTA GA
12/01	33.96	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/01	69.00	9257 DBT PURCHASE - T4T1BB FUELED, INC HTTPSFUELE D. ICO
12/01	399.00	9257 DBT PURCHASE - T4T1BB FUELED, INC HTTPSFUELE D. ICO
12/01	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
12/04	538.68	9265 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
12/04	115.75	9257 DBT PURCHASE - 221092 AMZN Mktp US*M76ESAmzn.com illWA
12/04	65.57	9257 DBT PURCHASE - 291011 AMZN Mktp US*5B8BGAmzn.com illWA
12/04	540.80	9257 DBT PURCHASE - 340041 EXTRA SPACE 0753 678-417750 0 GA
12/04	60.04	9257 DBT PURCHASE - 261089 AMZN Mktp US*PO7A5Amzn.com illWA
12/04	77.21	9257 DBT PURCHASE - 281096 AMZN Mktp US*BP3GQAmzn.com illWA
12/04	1.00	9265 DBT PURCHASE - 201001 EXTENDEDSTAY #9812ALPHARETTA GA
12/04	960.00	9257 DBT PURCHASE - 735550 CLICKBACK 905-684493 2 ON
12/04	98.42	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
12/04	10.81	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 5LYFT.COM CA
12/04	11.74	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 8LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 31 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/04	77.10	9257 POS DEBIT - 251093 GOOGLE *CLOUD PKN9g.co/HelpPay#CA
12/04	850.30	9257 POS DEBIT - 261093 GOOGLE *CLOUD QLRxg.co/HelpPay#CA
12/04	37.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/04	273.40	9257 POS DEBIT - 261095 APR*APPRIVER 850-932-53 38 FL
12/04	2,503.59	9257 DBT PURCHASE - 250007 MICROSOFT*Ads-X2 6 NV
12/04	11.40	9257 DBT PURCHASE - 761005 RACKSPACE GMBH 210-312-40 00
12/04	35.00	9257 POS DEBIT - 3LYQJF SINCH MAILGUN WWW.MAILGUN.CTX
12/04	17.96	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
12/04	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
12/04	101.21	9257 DBT PURCHASE - 201012 AMZN Mktp US*T10O5Amzn.com illWA
12/04	51.82	9257 DBT PURCHASE - 271015 AMZN Mktp US*DM2NSAmzn.com illWA
12/04	51.82	9257 DBT PURCHASE - 211011 AMZN Mktp US*OR9T8Amzn.com illWA
12/04	70.53	9257 DBT PURCHASE - 241010 AMZN Mktp US*K39KAAmzn.com illWA
12/04	73.71	9257 DBT PURCHASE - 241010 AMZN Mktp US*ZU4NCAmzn.com illWA
12/04	90.00	9257 POS DEBIT - 069886 RUSTICI SOFTWARE-SACCOUN @RUTN
12/04	19.99	9257 DBT PURCHASE - 271013 AMZN Mktp US*M43SWAmzn.com illWA
12/04	59.84	9257 DBT PURCHASE - 221017 AMZN Mktp US*1M0JCAmzn.com illWA
12/04	65.55	9257 DBT PURCHASE - 271015 AMZN Mktp US*2N4X2Amzn.com illWA
12/04	71.52	9257 DBT PURCHASE - 211012 AMZN Mktp US*UE3SVAmzn.com illWA
12/04	14.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 3LYFT.COM CA
12/04	17.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 7LYFT.COM CA
12/04	2,506.33	9257 DBT PURCHASE - 270001 MICROSOFT*Ads-X2 6 NV
12/04	99.08	9257 DBT PURCHASE - 291016 Amazon.com*FH2MG illWA
12/04	17.97	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 8LYFT.COM CA
12/04	30.81	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA
12/04	2,884.00	9257 DBT PURCHASE - T4T1BB FUELED, INC HTTPSFUELE D. ICO
12/04	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 3LYFT.COM CA
12/04	19.81	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 1LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 32 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/04	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
12/04	20.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 2LYFT.COM CA
12/04	2,513.86	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/04	.33	FOREIGN CURRENCY FEE - 761005 RACKSPACE GMBH 210-312-40 00
12/04	28.80	FOREIGN CURRENCY FEE - 735550 CLICKBACK 905-684493 2 ON
12/05	1,000.00	9257 DBT PURCHASE - 004217 DIGICERT 801-701968 1 UT
12/05	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 2LYFT.COM CA
12/05	19.58	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 3LYFT.COM CA
12/05	14.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
12/05	99.00	9257 DBT PURCHASE - 000011 MICROSOFT*STORE MSBILL.INFO WA
12/05	1.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/05	40.00	9265 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
12/05	54.10	9257 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
12/05	54.10	9257 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
12/05	89.85	9257 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
12/05	10.85	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
12/05	104.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
12/05	836.10	9265 DBT PURCHASE - 241027 EXPEDIA 7270781478EXPEDIM WA
12/05	75.62	9257 DBT PURCHASE - 231027 Amazon.com*PL6YI illWA
12/05	14.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
12/05	2,045.69	9257 POS DEBIT - 281026 VONAGE *PRICE+TAXE866-2 57 NJ
12/06	49.49	9257 DBT PURCHASE - 291032 AMZN Mktp US*5W950Amzn.com illWA
12/06	128.59	9257 DBT PURCHASE - 261031 AMZN Mktp US*UV3APAmzn.com illWA
12/06	48.82	9257 DBT PURCHASE - 271028 AMZN Mktp US*Z67FQAmzn.com illWA
12/06	121.31	9257 DBT PURCHASE - 251032 AMZN Mktp US*9W1POAmzn.com illWA
12/06	58.09	9257 DBT PURCHASE - 251031 AMZN Mktp US*5X5EXAmzn.com illWA
12/06	83.65	9257 DBT PURCHASE - 281028 AMZN Mktp US*JU4F0Amzn.com illWA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 33 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/06	114.35	9257 DBT PURCHASE - 241031 AMZN Mktp US*UI4RAAmzn.com illWA
12/06	19.99	9257 DBT PURCHASE - 221032 AMZN Mktp US*7M3PWAmzn.com illWA
12/06	70.94	9257 DBT PURCHASE - 231037 AMZN Mktp US*923UQAmzn.com illWA
12/06	19.99	9257 DBT PURCHASE - 221032 AMZN Mktp US*P11NCAmzn.com illWA
12/06	48.74	9257 DBT PURCHASE - 281033 AMZN Mktp US*EE4K5Amzn.com illWA
12/06	25.86	9257 DBT PURCHASE - 211034 AMZN Mktp US*3E9P8Amzn.com illWA
12/06	70.65	9257 DBT PURCHASE - 271033 AMZN Mktp US*Y014CAmzn.com illWA
12/06	41.46	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
12/06	2,530.07	9257 DBT PURCHASE - 270000 MICROSOFT*Ads-X2 6 NV
12/06	42.95	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 4LYFT.COM CA
12/06	10.76	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
12/06	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 7LYFT.COM CA
12/06	10.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 7LYFT.COM CA
12/06	14.98	9257 POS DEBIT - 292837 DNH*GODADDY.COM 480-5058855 AZ
12/06	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 7LYFT.COM CA
12/06	10.66	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
12/06	15.76	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
12/06	51.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
12/07	127.90	9257 DBT PURCHASE - 847305 CINTAS CORP 972-996790 0 OH
12/07	1,586.90	9257 DBT PURCHASE - 250310 MINERAL INC. 925-225110 0 CA
12/07	752.30	9257 DBT PURCHASE - 729275 AAO 800-424284 1 MO
12/07	109.55	9257 DBT PURCHASE - 281039 AMZN Mktp US*GW68TAmzn.com illWA
12/07	42.98	9257 DBT PURCHASE - 251042 AMZN Mktp US*PJ6ICAmzn.com illWA
12/07	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
12/07	15.81	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 6LYFT.COM CA
12/07	55.63	9257 DBT PURCHASE - 221043 AMZN Mktp US*RH6KLAmzn.com illWA
12/07	2,504.48	9257 DBT PURCHASE - 230009 MICROSOFT*Ads-X2 6 NV
12/07	4.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 34 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/07	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/07	40.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 3LYFT.COM CA
12/07	6.00	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
12/07	57.70	9257 DBT PURCHASE - 221046 AMZN Mktp US*6O63ZAmzn.com illWA
12/08	2,230.00	9257 DBT PURCHASE - 250180 FED OF CHIRO LIC B970-356350 0 CO
12/08	130.33	9257 DBT PURCHASE - 241047 Amazon.com*M82EF illWA
12/08	36.02	9257 DBT PURCHASE - 231047 AMZN Mktp US*4N5C6Amzn.com illWA
12/08	60.30	9257 DBT PURCHASE - 251049 Amazon.com*YS8J1 illWA
12/08	658.84	9265 DBT PURCHASE - 291053 EXTENDEDSTAY #9812ALPHARETTA GA
12/08	50.40	9257 DBT PURCHASE - 201047 Amazon.com*6Y5BH illWA
12/08	86.47	9257 DBT PURCHASE - 251053 AMZN Mktp US*PT72GAmzn.com illWA
12/08	12.03	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 7LYFT.COM CA
12/08	11.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 7LYFT.COM CA
12/08	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 8LYFT.COM CA
12/08	15.77	9257 POS DEBIT - 292837 DNH*GODADDY.COM 480-5058855 AZ
12/08	2,545.10	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/08	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 8LYFT.COM CA
12/08	375.00	9257 DBT PURCHASE - HWCPWL KLAVIYO INC. SOFTWKLAVIYO.CO M MA
12/08	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/08	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
12/11	94.57	9257 DBT PURCHASE - 261070 Amazon.com*C30T2 illWA
12/11	96.40	9257 DBT PURCHASE - 261074 AMZN Mktp US*PK1URAmzn.com illWA
12/11	107.24	9257 DBT PURCHASE - 261066 Amazon.com*RR7AG illWA
12/11	81.27	9257 DBT PURCHASE - 291071 AMZN Mktp US*SZ362Amzn.com illWA
12/11	72.92	9257 DBT PURCHASE - 241061 Amazon.com*2S067 illWA
12/11	49.56	9257 DBT PURCHASE - 261060 Amazon.com*GM6KP illWA
12/11	81.27	9257 DBT PURCHASE - 261074 AMZN Mktp US*E58NYAmzn.com illWA
12/11	133.10	9257 DBT PURCHASE - 251074 AMZN Mktp US*PH863Amzn.com illWA
12/11	149.38	9257 DBT PURCHASE - 251070 AMZN Mktp US*TV8V0Amzn.com illWA
12/11	74.64	9257 DBT PURCHASE - 241071 AMZN Mktp US*TS194Amzn.com illWA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 35 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/11	171.08	9257 DBT PURCHASE - 201065 AMZN Mktp US*KP2M2Amzn.com illWA
12/11	17.09	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
12/11	49.56	9257 DBT PURCHASE - 231071 Amazon.com*ZF69V illWA
12/11	24.00	9257 DBT PURCHASE - 4ZKEI5 OMNIONE SALES&ORDHTTPSOM NE.MI
12/11	409.40	9257 DBT PURCHASE - 340041 EXTRA SPACE 0753 678-417750 0 GA
12/11	2.50	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/11	25.77	9257 DBT PURCHASE - 231077 Amazon.com*A01RD illWA
12/11	76.67	9257 DBT PURCHASE - 241066 AMZN Mktp US*H00Z6Amzn.com illWA
12/11	2,547.71	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/11	186.34	9257 DBT PURCHASE - 211074 AMZN Mktp US*T79WUAmzn.com illWA
12/11	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 2LYFT.COM CA
12/11	14.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 5LYFT.COM CA
12/11	10.85	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 4LYFT.COM CA
12/11	12.71	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 5LYFT.COM CA
12/11	43.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 7LYFT.COM CA
12/11	16.91	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
12/11	267.14	9257 DBT PURCHASE - 250010 MICROSOFT*Ads-F1 6 NV
12/11	80.00	9257 POS DEBIT - 261068 MXTOOLBOX 866-698-66 52 TX
12/11	17.95	9257 POS DEBIT - 026414 CLOUD COVER MUSIC WILLIAM.PR IP@CA
12/11	82.94	9257 DBT PURCHASE - 261076 AMZN Mktp US*DN0AGAmzn.com illWA
12/11	2,507.95	9257 DBT PURCHASE - 270009 MICROSOFT*Ads-X2 6 NV
12/11	12.73	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
12/11	6.00	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
12/11	15.71	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
12/11	11.88	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA
12/11	14.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
12/11	12.93	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 6LYFT.COM CA
12/11	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 7LYFT.COM CA
12/11	472.89	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 36 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/11	2,504.88	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/11	399.48	9257 DBT PURCHASE - 281083 AMZN Mktp US*N358JAmzn.com illWA
12/11	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
12/11	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 2LYFT.COM CA
12/11	2,505.39	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/12	255.80	9257 DBT PURCHASE - 847305 CINTAS CORP 972-996790 0 OH
12/12	25.00	9257 DBT PURCHASE - 275323 NYS DOS CORP 518 4518-473826 2 NY
12/12	19.99	9257 DBT PURCHASE - 287131 ADOBE INC. 408-536-60 00 CA
12/12	34.12	9257 DBT PURCHASE - 534576 OFFICE DEPOT #2262800-463-37 68 G
12/12	12.03	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
12/12	11.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 8LYFT.COM CA
12/12	48.19	9257 DBT PURCHASE - 291092 AMZN Mktp US*YZ1HNAmzn.com illWA
12/12	55.16	9257 DBT PURCHASE - 201093 Amazon.com*WJ27Q illWA
12/12	89.25	9257 DBT PURCHASE - 221093 AMZN Mktp US*GB8G4Amzn.com illWA
12/12	22.98	9257 DBT PURCHASE - 251091 AMZN Mktp US*LC9PTAmzn.com illWA
12/12	17.69	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
12/12	2,514.41	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/12	49.99	9257 POS DEBIT - 200674 PAYPAL *PEASISOFT 402-935-77 33 CA
12/12	23.95	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
12/12	10.68	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 2LYFT.COM CA
12/13	180.47	9257 DBT PURCHASE - 627900 SAMSCLUB.COM 888-746-7726 AR
12/13	87.19	9257 DBT PURCHASE - 291093 AMZN Mktp US*1H7SFAmzn.com illWA
12/13	67.53	9257 DBT PURCHASE - 281095 Amazon.com*BB1TJ illWA
12/13	67.20	9257 DBT PURCHASE - 241093 Amazon.com*NB5TR illWA
12/13	75.15	9257 DBT PURCHASE - 261096 AMZN Mktp US*WR4KKAmzn.com illWA
12/13	67.20	9257 DBT PURCHASE - 271095 Amazon.com*P90HD illWA
12/13	75.86	9257 DBT PURCHASE - 231098 Amazon.com*7G2X1 illWA
12/13	60.00	9257 DBT PURCHASE - 210022 Twilio BKW5Q4FSG33844-8 7 CA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 37 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/13	16.91	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
12/13	20.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 3LYFT.COM CA
12/13	18.79	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
12/13	13.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 7LYFT.COM CA
12/13	17.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
12/13	17.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
12/13	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/13	.99	9257 DBT PURCHASE - 251001 APPLE.COM/BILL 866-712-77 53 CA
12/13	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
12/13	22.02	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
12/13	2,529.51	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INF O NV
12/13	761.92	9257 DBT PURCHASE - LY1PDA ZOOM. US 888-799-96WWW.ZO S CA
12/14	19.99	9257 DBT PURCHASE - 271002 AMZN Mktp US*GZ608Amzn.com illWA
12/14	19.99	9257 DBT PURCHASE - 231002 AMZN Mktp US*8U70IAmzn.com illWA
12/14	80.98	9257 DBT PURCHASE - 231005 AMZN Mktp US*MN6QWAmzn.com illWA
12/14	22.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 3LYFT.COM CA
12/14	25.69	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
12/14	18.66	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
12/14	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 6LYFT.COM CA
12/14	29.98	9257 POS DEBIT - 241004 DNH*GODADDY.COM 480-505-8855 AZ
12/14	19.99	9257 DBT PURCHASE - 241010 AMZN Mktp US*NQ25AAmzn.com illWA
12/14	125.27	9257 DBT PURCHASE - 271010 AMZN Mktp US*EU07LAmzn.com illWA
12/14	102.31	9257 DBT PURCHASE - 271011 AMZN Mktp US*5E63JAmzn.com illWA
12/14	2,507.40	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INF O NV
12/14	121.82	9257 POS DEBIT - 000000 AMAZON.COM*7D0 SEATTLE WA
12/14	15.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 8LYFT.COM CA
12/15	57.80	9257 DBT PURCHASE - 251015 AMZN Mktp US*854LTAmzn.com illWA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 38 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/15	73.43	9257 DBT PURCHASE - 271012 AMZN Mktp US*N85K1Amzn.com illWA
12/15	73.43	9257 DBT PURCHASE - 281011 AMZN Mktp US*CY31IAmzn.com illWA
12/15	64.03	9257 DBT PURCHASE - 211014 Amazon.com*H0637 illWA
12/15	82.03	9257 DBT PURCHASE - 241016 AMZN Mktp US*ND046Amzn.com illWA
12/15	55.25	9257 DBT PURCHASE - 221017 AMZN Mktp US*EB5X2Amzn.com illWA
12/15	15.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 3LYFT.COM CA
12/15	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 7LYFT.COM CA
12/15	20.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 4LYFT.COM CA
12/15	20.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
12/15	24.95	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 6LYFT.COM CA
12/15	10.70	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 7LYFT.COM CA
12/15	19.21	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 8LYFT.COM CA
12/15	13.83	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
12/15	2,517.87	9257 DBT PURCHASE - 220006 MICROSOFT*Ads-X2 6 NV
12/15	24.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 6LYFT.COM CA
12/15	14.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
12/15	25.18	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 2LYFT.COM CA
12/15	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
12/15	181.62	9257 POS DEBIT - 000000 AMAZON.COM*4I9 SEATTLE WA
12/18	69.91	9257 DBT PURCHASE - 211000 AMZN Mktp US*I77QLAmzn.com illWA
12/18	408.36	9257 DBT PURCHASE - 583145 OFFICE DEPOT #1214800-463-37 68 G
12/18	31.20	9257 DBT PURCHASE - 201021 Amazon.com*4S0SG illWA
12/18	29.15	9257 DBT PURCHASE - 250833 JERSEY MIKES ONLIN732-223-40 44 N
12/18	59.63	9257 DBT PURCHASE - 291002 AMZN Mktp US*CV4SXAmzn.com illWA
12/18	61.18	9257 DBT PURCHASE - 201000 AMZN Mktp US*OM5GZAmzn.com illWA
12/18	63.18	9257 DBT PURCHASE - 201021 AMZN Mktp US*XP102Amzn.com illWA
12/18	658.84	9265 DBT PURCHASE - 261027 EXTENDEDSTAY #9812ALPHARETTA GA
12/18	82.39	9257 DBT PURCHASE - 271022 AMZN Mktp US*Z85A9Amzn.com illWA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 39 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/18	85.03	9257 DBT PURCHASE - 271025 AMZN Mktp US*9W2UOAmzn.com illWA
12/18	67.47	9257 DBT PURCHASE - 261026 AMZN Mktp US*S3353Amzn.com illWA
12/18	11.88	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
12/18	28.07	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 4LYFT.COM CA
12/18	30.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 6LYFT.COM CA
12/18	23.72	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 8LYFT.COM CA
12/18	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
12/18	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/18	130.40	9257 POS DEBIT - IMWXST ATLASSIAN HTTPSWWW.A TLACA
12/18	2,503.19	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INF O NV
12/18	11.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
12/18	17.03	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 4LYFT.COM CA
12/18	37.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
12/18	25.92	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
12/18	79.67	9257 DBT PURCHASE - 241012 AMZN Mktp US*8I9ZUAmzn.com illWA
12/18	9.71	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 8LYFT.COM CA
12/18	16.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 8LYFT.COM CA
12/18	29.26	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 8LYFT.COM CA
12/18	2,520.08	9257 DBT PURCHASE - 290000 MICROSOFT*Ads-X2 6 NV
12/18	10.96	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
12/18	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 3LYFT.COM CA
12/18	12.95	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA
12/18	12.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
12/18	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
12/18	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 6LYFT.COM CA
12/18	13.49	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 6LYFT.COM CA
12/18	100.00	9257 DBT PURCHASE - 24UK8E INTRINIO HTTPSWWW.I NTRFL

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 40 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/18	2,539.83	9257 DBT PURCHASE - 230022 MICROSOFT*Ads-X2 6 NV
12/18	16.67	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 1LYFT.COM CA
12/18	16.08	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 2LYFT.COM CA
12/18	11.98	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 3LYFT.COM CA
12/20	118.21	9257 DBT PURCHASE - 217266 PERIMETER OFFICE P770-689-19 00 G
12/20	7.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/21	22.00	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 4LYFT.COM CA
12/21	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
12/21	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
12/21	14.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
12/21	1,932.65	9265 DBT PURCHASE - 251044 EXTENDEDSTAY #9812ALPHARETTA GA
12/21	19.90	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 6LYFT.COM CA
12/21	98.19	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
12/21	6.00	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
12/21	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
12/21	19.91	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
12/21	2,559.87	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/22	41.29	9257 DBT PURCHASE - 210837 JERSEY MIKES ONLIN732-223-40 44 N
12/22	56.14	9257 DBT PURCHASE - 281054 AMZN Mktp US*P62VIAmzn.com illWA
12/22	24.37	9257 DBT PURCHASE - 241055 AMZN Mktp US*UC1V6Amzn.com illWA
12/22	48.44	9257 DBT PURCHASE - 211052 AMZN Mktp US*RD52WAmzn.com illWA
12/22	58.25	9257 DBT PURCHASE - 221052 AMZN Mktp US*VR2DLAmzn.com illWA
12/22	105.47	9257 DBT PURCHASE - 281053 AMZN Mktp US*OL918Amzn.com illWA
12/22	91.87	9257 DBT PURCHASE - 231052 AMZN Mktp US*UH7K9Amzn.com illWA
12/22	59.02	9257 DBT PURCHASE - 281052 Amazon.com*5R4HF illWA
12/22	18.67	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 4LYFT.COM CA
12/22	20.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 4LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 41 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/22	12.61	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
12/22	120.45	9257 DBT PURCHASE - 261053 AMZN Mktp US*8O6ACAmzn.com illWA
12/22	11.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 7LYFT. COM CA
12/22	56.90	9257 DBT PURCHASE - 231055 Amazon.com*2N45T illWA
12/22	47.98	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/22	24.21	9257 POS DEBIT - 251050 DNH*GODADDY.COM 480-505-8855 AZ
12/22	2,512.99	9257 DBT PURCHASE - 220001 MICROSOFT*Ads-X2 6 NV
12/22	35.43	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
12/22	24.30	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 2LYFT.COM CA
12/22	14.52	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
12/26	34.97	9257 DBT PURCHASE - 291056 AMZN Mktp US*6Z9J4Amzn.com illWA
12/26	154.33	9257 DBT PURCHASE - 201057 AMZN Mktp US*6D5MIAmzn.com illWA
12/26	54.21	9257 DBT PURCHASE - 291057 AMZN Mktp US*644HXAmzn.com illWA
12/26	72.54	9257 DBT PURCHASE - 281061 AMZN Mktp US*U86PEAmzn.com illWA
12/26	83.17	9257 DBT PURCHASE - 201057 AMZN Mktp US*AR0KWAmzn.com illWA
12/26	56.90	9257 DBT PURCHASE - 241057 AMZN Mktp US*5O2R4Amzn.com illWA
12/26	64.78	9257 DBT PURCHASE - 291060 Amazon.com*BV5M0 illWA
12/26	18.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
12/26	25.73	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
12/26	18.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 5LYFT. COM CA
12/26	11.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 6LYFT.COM CA
12/26	64.02	9257 DBT PURCHASE - 261071 AMZN Mktp US*HG4Y8Amzn.com illWA
12/26	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
12/26	128.97	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/26	119.88	9257 POS DEBIT - 211058 DROPBOX*QV2NCSNS M CA
12/26	23.31	9257 DBT PURCHASE - 201071 AMZN Mktp US*HZ2Q8Amzn.com illWA
12/26	2,506.83	9257 DBT PURCHASE - 280012 MICROSOFT*Ads-X2 6 NV
12/26	25.93	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
12/26	11.20	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 2LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 42 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/26	32.25	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
12/26	15.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 3LYFT.COM CA
12/26	16.47	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 4LYFT.COM CA
12/26	10.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 5LYFT.COM CA
12/26	11.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
12/26	29.03	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
12/26	19.50	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
12/26	11.79	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 2LYFT.COM CA
12/26	199.00	9257 POS DEBIT - JGPB8W SHOGUN HTTPSGETSH OGUCA
12/26	26.85	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 3LYFT.COM CA
12/26	15.74	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA
12/26	2,505.34	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/26	25.09	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 5LYFT.COM CA
12/26	166.86	9257 POS DEBIT - 000000 STERICYCLE INC/SHR866-647-4 33 IL
12/26	1.00	9257 DBT PURCHASE - 207134 PAYPRO PUBLER 888-317-48 68 NY
12/26	149.00	9257 POS DEBIT - JGPB8W SHOGUN HTTPSGETSH OGUCA
12/26	25.12	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 4LYFT.COM CA
12/26	24.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
12/26	53.73	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 7LYFT.COM CA
12/26	27.00	9257 POS DEBIT - 217174 PAYPRO PUBLER 888-317-48 68 NY
12/26	2,528.23	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/26	11.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
12/26	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
12/26	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
12/26	2,532.81	9257 POS DEBIT - 008444 MICROSOFT*ADS - MSBILL.INFO NV
12/27	34.97	9257 DBT PURCHASE - 211093 AMZN Mktp US*GS7HNAmzn.com illWA
12/27	63.81	9257 DBT PURCHASE - 210015 Twilio HC46FG78H33844-8 7 CA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 43 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/27	19.96	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
12/27	10.92	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 2LYFT.COM CA
12/27	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 4LYFT.COM CA
12/27	53.99	9257 DBT PURCHASE - 201092 AMZN Mktp US*9O8Z6Amzn.com illWA
12/27	18.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 4LYFT.COM CA
12/27	19.32	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
12/27	46.56	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
12/27	2,505.11	9257 DBT PURCHASE - 240003 MICROSOFT*Ads-X2 6 NV
12/27	50.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
12/28	255.80	9257 DBT PURCHASE - 847305 CINTAS CORP 972-996790 0 OH
12/28	45.78	9257 DBT PURCHASE - 271093 Amazon.com*AU73W illWA
12/28	35.81	9257 DBT PURCHASE - 211093 Amazon.com*YC9HV illWA
12/28	48.44	9257 DBT PURCHASE - 251095 AMZN Mktp US*MS0FHAmzn.com illWA
12/28	48.17	9257 DBT PURCHASE - 231001 AMZN Mktp US*RI49LAmzn.com illWA
12/28	139.35	9257 DBT PURCHASE - 221096 AMZN Mktp US*3G10JAmzn.com illWA
12/28	24.18	9257 DBT PURCHASE - 201097 AMZN Mktp US*975J3Amzn.com illWA
12/28	49.50	9257 DBT PURCHASE - 211097 AMZN Mktp US*F77J2Amzn.com illWA
12/28	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
12/28	79.01	9257 DBT PURCHASE - 201001 AMZN Mktp US*JV4N8Amzn.com illWA
12/28	17.68	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
12/28	13.20	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
12/28	2,505.40	9257 DBT PURCHASE - 220007 MICROSOFT*Ads-X2 6 NV
12/28	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
12/28	13.30	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 1LYFT.COM CA
12/28	20.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
12/29	49.29	9257 DBT PURCHASE - 291005 AMZN Mktp US*MO8UFAmzn.com illWA
12/29	114.79	9257 DBT PURCHASE - 211002 AMZN Mktp US*BY334Amzn.com illWA
12/29	19.99	9257 DBT PURCHASE - 271002 AMZN Mktp US*795SVAmzn.com illWA

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 44 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
12/29	19.99	9257 DBT PURCHASE - 261004 AMZN Mktp US*P60YEAmzn.com illWA
12/29	19.88	9257 DBT PURCHASE - 221006 AMZN Mktp US*Q791MAmzn.com illWA
12/29	139.35	9257 DBT PURCHASE - 251006 AMZN Mktp US*ZU0EUAmzn.com illWA
12/29	10.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 3LYFT.COM CA
12/29	18.93	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 4LYFT.COM CA
12/29	11.20	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 2LYFT.COM CA
12/29	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 8LYFT.COM CA
12/29	2,506.30	9257 DBT PURCHASE - 220008 MICROSOFT*Ads-X2 6 NV
12/29	13.00	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 8LYFT.COM CA
12/29	14.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
12/29	22.73	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
12/29	33.96	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
12/29	60.00	9257 DBT PURCHASE - 280000 Box, Inc. 877-729426 9 CA
12/29	2,529.76	9257 DBT PURCHASE - 250006 MICROSOFT*Ads-X2 6 NV
12/29	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
12/29	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
Other Debits
12/01	192,776.27	OUTGOING WIRE TRANSFER (MTS NO.231201007334)
12/01	19,356.02	OUTGOING WIRE TRANSFER (MTS NO.231201007761)
12/01	32,000.00	OUTGOING WIRE TRANSFER (MTS NO.231201009179)
12/01	6,250.00	OUTGOING WIRE TRANSFER (MTS NO.231201009181)
12/01	6,250.00	OUTGOING WIRE TRANSFER (MTS NO.231201009186)
12/01	6,250.00	OUTGOING WIRE TRANSFER (MTS NO.231201009187)
12/01	8,250.00	OUTGOING WIRE TRANSFER (MTS NO.231201009190)
12/01	10,250.00	OUTGOING WIRE TRANSFER (MTS NO.231201009185)
12/01	16,250.00	OUTGOING WIRE TRANSFER (MTS NO.231201009184)
12/01	42,666.67	OUTGOING WIRE TRANSFER (MTS NO.231201009183)
12/01	164,079.58	EBIX INC 2705 ACH TRANS 231201 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 45 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
12/01	41,710.76	EBIX INC 2705 ACH TRANS 231201 -SETT-DIGI BANK
12/01	20,959.15	EBIX INC 2705 ACH TRANS 231201 -SETT-DIGI BANK
12/01	1,285.20	EBIX INC 2705 ACH TRANS 231201 -SETT-DIGI BANK
12/01	1,004.70	UTAH801/297-7703 TAX PAYMNT 231201 1600833664
12/01	53.58	BRAINTREE FUNDING 231201 C5B39T
12/04	16,250.00	OUTGOING WIRE TRANSFER (MTS NO.231204003998)
12/04	40,000.00	OUTGOING WIRE TRANSFER (MTS NO.231204004132)
12/04	30,000.00	OUTGOING WIRE TRANSFER (MTS NO.231204004695)
12/04	362,521.01	FIRST INSURANCE INSURANCE 231204 900-99953564
12/04	62,708.61	EBIX INC 2705 ACH TRANS 231204 -SETT-DIGI BANK
12/04	50,000.00	Corp E Corp E-CHECK 120123 1028173488
12/04	49,180.39	BANKCARD MERCH FEES 231130 948907957005015
12/04	35,000.00	EBIX INC 2705 ACH TRANS 231204 -SETT-DIGI BANK
12/04	500.00	GOOGLE ADWORDS:60 231204 US003XS13C
12/04	500.00	GOOGLE ADWORDS:34 231204 US003XRZMP
12/04	500.00	GOOGLE ADWORDS:60 231204 US003XRHAO
12/04	500.00	GOOGLE ADWORDS:34 231204 US003XRQJR
12/04	500.00	GOOGLE ADWORDS:57 231204 US003XS0AM
12/04	21.00	AUTHNET GATEWAY BILLING 231204 132719999
12/05	1,940.00	LIST POST TOTAL (1)
12/05	12,250.00	OUTGOING WIRE TRANSFER (MTS NO.231205000857)
12/05	10,000.00	OUTGOING WIRE TRANSFER (MTS NO.231205008104)
12/05	20,400.00	OUTGOING WIRE TRANSFER (MTS NO.231205008689)
12/05	49,446.22	ANTHEM BLUE I01O CORP PYMT 231205 FL00152728
12/05	35,486.70	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	35,210.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	30,306.27	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	23,584.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	18,447.90	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	12,500.01	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	11,250.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	10,000.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	9,630.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	9,629.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	7,800.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	7,570.92	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	5,436.32	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	5,000.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	3,449.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	3,400.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	3,097.21	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	3,000.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	3,000.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 46 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
12/05	3,000.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	2,929.50	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	2,537.50	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	2,400.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	2,000.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	2,000.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	1,755.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	1,721.30	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	1,250.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	1,120.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	1,100.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	928.00	EBIX INC CORP PYMNT 231205 233354830
12/05	750.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	648.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	576.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	500.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	500.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	500.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	500.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	496.08	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	450.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	435.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	421.80	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	320.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	320.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	250.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	150.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	150.00	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/05	67.47	EBIX INC 2705 ACH TRANS 231205 -SETT-DIGI BANK
12/06	500.00	GOOGLE ADWORDS:60 231206 US003XUJ43
12/06	500.00	GOOGLE ADWORDS:34 231206 US003XSEAM
12/06	307.37	GOOGLE ADWORDS:34 231206 US003XY47Q
12/06	111.73	GOOGLE ADWORDS:57 231206 US003XY9DE
12/07	11,000.00	OUTGOING WIRE TRANSFER (MTS NO.231207003757)
12/07	93,972.15	OUTGOING WIRE TRANSFER (MTS NO.231207003759)
12/07	450.00	OUTGOING WIRE TRANSFER (MTS NO.231207003760)
12/07	35,000.00	OUTGOING WIRE TRANSFER (MTS NO.231207003762)
12/07	261,700.00	OUTGOING WIRE TRANSFER (MTS NO.231207003763)
12/07	400.00	OUTGOING WIRE TRANSFER (MTS NO.231207003773)
12/07	500,000.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	39,528.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	35,739.80	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	10,841.96	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 47 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
12/07	10,569.85	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	9,600.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	8,924.56	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	6,300.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	6,295.02	FEDERAL EXPRESS DEBIT 231206 EPA72861842
12/07	6,246.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	5,000.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	4,900.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	4,750.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	3,839.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	3,300.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	2,800.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	998.21	WASTE MANAGEMENT INTERNET 231205 043000095917708
12/07	450.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	260.93	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	250.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	250.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	250.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	150.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	125.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	125.00	EBIX INC 2705 ACH TRANS 231207 -SETT-DIGI BANK
12/07	1,185,968.04	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
12/08	250,000.00	OUTGOING WIRE TRANSFER (MTS NO.231208008222)
12/08	219,057.33	EBIX EMPMED+DNTL CORP COLL 231208
12/08	14,590.56	SUN LIFE CANADA PAYMENTREQ 231207 1147139
12/08	13,988.93	SUN LIFE CANADA PAYMENTREQ 231207 1147140
12/08	11,000.00	EBIX INC 2705 ACH TRANS 231208 -SETT-DIGI BANK
12/11	362,506.01	FIRST INSURANCE INSURANCE 231211 900-99953564
12/11	2,987.30	EBIX INC 2705 ACH TRANS 231211 -SETT-DIGI BANK
12/11	1,077.52	THE GUARDIAN DEC GP INS 121123 40736700SSG0000
12/11	1,000.00	GOOGLE ADWORDS:60 231211 US003XXA60
12/11	500.00	GOOGLE ADWORDS:34 231211 US003XXJBR
12/11	500.00	GOOGLE ADWORDS:60 231211 US003Y085B
12/11	500.00	GOOGLE ADWORDS:34 231211 US003XX69X
12/11	500.00	GOOGLE ADWORDS:34 231211 US003XWRR1
12/11	330.60	AMERICAN EXPRESS AXP DISCNT 231211 5430020156
12/11	307.37	GOOGLE ADWORDS:34 231211 US003Y0JXN
12/11	192.63	GOOGLE ADWORDS:34 231211 US003XWLWC
12/12	500,000.00	EBIX INC 2705 ACH TRANS 231212 -SETT-DIGI BANK
12/12	15,909.09	EBIX INC 2705 ACH TRANS 231212 -SETT-DIGI BANK
12/12	12,649.81	EBIX EMPMED+DNTL CORP COLL 231212
12/12	5,105.20	EBIX INC CORP PYMNT 231212 233425361
12/13	59,614.14	OUTGOING WIRE TRANSFER (MTS NO.231213007240)
12/13	34,915.00	EBIX INC 2705 ACH TRANS 231213 -SETT-DIGI BANK
12/13	14,957.88	Sawnee Electric WEB PMTS 121323 HRQZMM
12/13	500.00	GOOGLE ADWORDS:60 231213 US003XXWV3
12/13	500.00	GOOGLE ADWORDS:34 231213 US003XYGZ6

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 48 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
12/13	500.00	GOOGLE ADWORDS:57 231213 US003XY993
12/13	70.69	BANKCARD MERCH CHBK 231212 948907957005015
12/13	817,778.90	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
12/14	6,250.00	OUTGOING WIRE TRANSFER (MTS NO.231214009037)
12/14	6,250.00	OUTGOING WIRE TRANSFER (MTS NO .231214009040)
12/14	8,250.00	OUTGOING WIRE TRANSFER (MTS NO.231214009044)
12/14	10,250.00	OUTGOING WIRE TRANSFER (MTS NO .231214009043)
12/14	12,250.00	OUTGOING WIRE TRANSFER (MTS NO.231214009039)
12/14	70,940.86	OUTGOING WIRE TRANSFER (MTS NO.231214013615)
12/14	211,275.30	OUTGOING WIRE TRANSFER (MTS NO .231214013617)
12/14	661,700.00	OUTGOING WIRE TRANSFER (MTS NO.231214013616)
12/14	50,000.00	OUTGOING WIRE TRANSFER (MTS NO.231214013618)
12/14	89,203.00	OUTGOING WIRE TRANSFER (MTS NO.231214013951)
12/14	200,000.00	OUTGOING WIRE TRANSFER (MTS NO .231214013619)
12/14	1,000,000.00	EBIX INC 2705 ACH TRANS 231214 -SETT-DIGI BANK
12/14	110,548.32	EBIX, INC. JHTC 231214 8990075
12/14	32,500.00	EBIX INC 2705 ACH TRANS 231214 -SETT-DIGI BANK
12/14	500.00	GOOGLE ADWORDS:60 231214 US003Y02RF
12/14	12,997.00	DEPOSITED CHECK RETURNED
12/14	26,410.32	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
12/15	6,877.72	OUTGOING WIRE TRANSFER (MTS NO.231215012097)
12/15	109,939.00	OUTGOING WIRE TRANSFER (MTS NO.231215012096)
12/15	730.60	OUTGOING WIRE TRANSFER (MTS NO .231215012106)
12/15	3,100.22	OUTGOING WIRE TRANSFER (MTS NO.231215012107)
12/15	12,240.00	OUTGOING WIRE TRANSFER (MTS NO .231215012104)
12/15	150,000.00	OUTGOING WIRE TRANSFER (MTS NO.231215012105)
12/15	120,000.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	100,000.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	31,576.25	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	30,003.62	EBIX EMPMED+DNTL CORP COLL 231215
12/15	28,586.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 49 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
12/15	20,368.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	15,230.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	13,187.35	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	12,895.32	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	11,880.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	9,160.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	6,652.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	5,700.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	4,500.00	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	1,372.12	EBIX INC 2705 ACH TRANS 231215 -SETT-DIGI BANK
12/15	500.00	GOOGLE ADWORDS:34 231215 US003Y0IAU
12/18	2,880.00	LIST POST TOTAL (4)
12/18	65,542.94	EBIX EMPMED+DNTL CORP COLL 231218
12/18	23,974.61	EBIX EMPMED+DNTL CORP COLL 231218
12/18	15,500.00	Sawnee Electric WEB PMTS 121823 F61KNM
12/18	7,879.10	EBIX Self-Funded INSUR PREM 231213 921042
12/18	500.00	GOOGLE ADWORDS:60 231218 US003Y0PHM
12/18	500.00	GOOGLE ADWORDS:34 231218 US003Y1G20
12/18	500.00	GOOGLE ADWORDS:60 231218 US003Y1ZMF
12/18	500.00	GOOGLE ADWORDS:34 231218 US003Y59W5
12/18	336.54	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
12/18	4,313.40	SERVICE CHARGE Please refer to your Commercial Analysis Statement
12/20	23,932.10	STATE COMPTRLR TEXNET 231220 07992607/31220
12/20	4,144.08	OPTUM BANK DIR DEP 231220 720000208
12/20	500.00	GOOGLE ADWORDS:34 231220 US003Y2Q0J
12/21	35,725.56	NYS DTF SALES Tax Paymnt 231221 000000106717124
12/21	15,000.00	COMMWLTHOFPAPATH PASTSALETX 231031 PATH7288251
12/21	8,267.06	AZ DEPT OF REV CCDDIR.DBT 231221 100447218
12/21	2,962.04	FLA DEPT REVENUE C01 231221 74343792
12/21	1,913.00	MN DEPT OF REVEN MN Rev pay 231221 000000105953855
12/21	1,823.16	DOR ITS PAYMENTS INDORITS 231220 7184109
12/21	1,489.19	MI Business Tax Payment 231220 SMIBUS010482949
12/21	1,402.33	NC DEPT REVENUE TAX PYMT 231220 043000094156026
12/21	1,220.20	WI DEPT REVENUE TAXPAYMNT 231220 1219485120
12/21	519.00	STATE OF LOUISIA EPOSPYMNTS 231221 6242770001
12/21	500.00	GOOGLE ADWORDS:60 231221 US003Y3047
12/21	452.63	AL-DEPT OF REV DIRECT DBT 991231 2081652288
12/21	246.54	IA DEPT OF REV IA REV PAY 231221 1861530
12/21	120.49	ME BUREAU OF TAX INTRNET DR 231221 460013
12/21	1,161,464.59	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
12/22	210.00	DEBIT MEMO 12/20/2023 FUELED, INC
12/22	59.63	DEBIT MEMO 12/20/2023 AMZN MKTP US*O
12/22	10.84	DEBIT MEMO 12/20/2023 LYFT *RIDE S

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 50 of 75

Commercial Checking for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
12/22	31.67	DEBIT MEMO
		12/20/2023 LYFT *RIDE M
12/22	21.87	DEBIT MEMO
		12/20/2023 LYFT *RIDE M
12/22	14.99	DEBIT MEMO
		12/20/2023 LYFT *RIDE M
12/22	59.63	DEBIT MEMO
		12/20/2023 AMZN MKTP US*U
12/22	538.97	DEBIT MEMO
		12/20/2023 PERIMETER OFFI
12/22	2,509.75	DEBIT MEMO
		12/20/2023 MICROSOFT*ADS-
12/22	12,035.29	COMMWLTHOFPAPATH PASTSALETX 231130 PATH7451410
12/22	8,078.00	TN STATE REVENUE TN TAP 231221 666983552
12/22	1,658.00	IL DEPT OF REVEN EDI PYMNTS 231222 00001586769968
12/22	1,318.34	VA DEPT TAXATION TAX PAYMEN 231221 *****1975
12/26	4,705.06	COMP OF MARYLAND DIR DB RAD 122623 004823355009191
12/26	4,321.13	EBIX INC CORP PYMNT 231226 233556293
12/26	605.19	GOOGLE ADWORDS:60 231226 US003YCTFW
12/26	500.00	GOOGLE ADWORDS:60 231226 US003Y8DM9
12/26	500.00	GOOGLE ADWORDS:60 231226 US003YC8M8
12/27	50,294.59	OUTGOING WIRE TRANSFER
		(MTS NO.231227014033)
12/27	5,310.00	CA DEPT TAX FEE CDTFA EPMT 231226 16580180
12/27	774.56	KSDEPTOFREVENUE TAXDRAFTS 231227 004770021975F01
12/28	2,039,402.00	EBIX INC 2705 ACH TRANS 231228 -SETT-DIGI BANK
12/28	15,909.09	EBIX INC 2705 ACH TRANS 231228 -SETT-DIGI BANK
12/28	8,861.95	WA DEPT REVENUE TAX PYMT 231226 12448207
12/28	7,846.20	8013OHIO-TAXOSUT OH SALESTX 122823 000001010182930
12/28	5,512.50	EBIX INC 2705 ACH TRANS 231228 -SETT-DIGI BANK
12/28	756.24	BANKCARD MERCH ADJ 231227 948907957005015
12/28	37.88	BRAINTREE FUNDING 231228 342QKT
12/29	9,484.63	OUTGOING WIRE TRANSFER
		(MTS NO.231229021505)
12/29	109,744.99	EBIX, INC. JHTC 231229 9048143
12/29	49,499.78	ANTHEM BLUE I01O CORP PYMT 231229 FL00216472

Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+ 25,393,601.38
12/01	94,530.00	EVERSOURCE ENERG CORP PYMNT 231201 5540261
12/01	59,881.25	EQUITABLE FINANC DIRECT PAY 231201 RG00030931
12/01	57,270.73	M Financial Payment 120123 00000151/9
12/01	35,517.00	UNIVERSAL INSURA ACH 231201 04323
12/01	22,724.00	AMERIPRISE FINAN AFWFACH 231130 231130000000701
12/01	17,779.27	LOCKBOX DEPOSIT
12/01	10,600.00	PRUDENTIAL FINAN VEND PYMT 231201 597927
12/01	9,705.93	INSURMARK - 1252 CORP PAY 231201 EBIX30374

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 51 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/01	9,121.70	BANKCARD MERCH DEP 231130 948907957005015
12/01	6,436.73	ARTHUR J GALLAGH DOMTZZ2006 231130 002EFTI025261
12/01	4,000.00	Guardian Life In PAYMENTS 231201 998373
12/01	3,022.00	INSURANCE - 5886 CORP PAY 231201 EBIX30374
12/01	2,626.25	ALERA GROUP INC DIRECT-PAY 231130 58988796
12/01	1,866.54	TRULUMA, I - 5609 CORP PAY 231201 EBIX30374
12/01	1,450.44	JURS MONTG - 4883 CORP PAY 231201 EBIX30374
12/01	1,281.15	BANKCARD MERCH DEP 231130 948907957005015
12/01	1,240.71	MARKETING - 5039 CORP PAY 231201 EBIX30374
12/01	1,098.55	Hotaling Group I EBIX, INC. 120123
12/01	1,090.74	CHESAPEAKE - 8040 CORP PAY 231201 EBIX30374
12/01	1,062.00	32250 IMAGING H FIDESIC 120123 1346727424
12/01	588.00	MIDWESTER - 3662 PAYMENT 113023 EBIXI001
12/01	450.00	AMERICAN EXPRESS SETTLEMENT 231201 5430020156
12/01	446.00	SIMPLICIT - 6902 CORP PAY 231201 EBIX30374
12/01	399.00	Aon Corporation BK -7079766 231130 BK-7079766
12/01	350.00	LIFEPRO Fl - 8222 CORP PAY 231201 EBIX30374
12/01	316.00	TOTAL FINA - 2600 CORP PAY 231201 EBIX30374
12/01	279.37	Interfor Corpora EDI PYMNTS 231201 10533
12/01	87.78	VS SERVICE 1040 PAYMENTS 231201
12/01	73.50	AMERICAN FI - 5415 CORP PAY 231201 EBIX30374
12/01	52.61	BRAINTREE FUNDING 231201 K5D7D4
12/01	27.53	DUNNEDWARDS CORP AP PAYMENT 231201
12/01	16,250.00	INCOMING WIRE TRANSFER
		(MTS NO.231201016921)
12/04	61,649.16	NEW YORK LIFE MPP 120423 0991835798
12/04	53,536.70	ALLEGIANCE BENEF PAYABLES 120123 ACCLAMATION SYS
12/04	22,690.35	LOCKBOX DEPOSIT
12/04	20,961.75	CETERA FINANCIAL ACHLB12012 231204 890402
12/04	19,822.00	SUN LIFE SLOC VENDOR PMT 231204 420353
12/04	14,425.00	AMERICAN INTER02 EDI PYMT 120123 2000019715
12/04	13,780.20	GUIDANT GLOBAL I PAYABLES 231204 EBIX_CONS_LFG
12/04	13,721.13	MASSACHUSETTS MU EXPENSES M 231201 EBIINC
12/04	7,904.00	DIVERSIFIED BNFT PAYMENTS 231204
12/04	6,019.97	HSBC Bank USA, N 5006244415 231201 3077308
12/04	5,307.67	BANKCARD MERCH DEP 231201 948907957005015
12/04	4,647.50	GROUP 1001 INNOV 0000008863 231204 160CCD001818
12/04	2,095.00	CETERA FINANCIAL ACHLB12012 231204 890401
12/04	1,863.49	BANKCARD MERCH DEP 231201 948907957005015
12/04	1,787.64	STANDARD INSURAN VENDOR PAY 231201
		SUPPLIER_CONNEC
12/04	1,500.00	GOODYEAR TIRE PAYMENTS 231204 2123636138
12/04	1,224.30	WASHINGTON FINAN DIRECT-PAY 231201 59083478
12/04	607.73	AMERICAN EXPRESS SETTLEMENT 231202 1046396313
12/04	600.00	INSURANCE TECH CASH DISB 231201
12/04	156.36	JOHN TEMPLETON F TEMP23ACH0 231204 EBIX
12/04	16.06	SIMPLOT AB RETAI AP ACH PMT 231201 01369008
12/04	16,250.00	INCOMING WIRE TRANSFER
		(MTS NO.231204013134)
12/04	3,340.00	INCOMING WIRE TRANSFER
		(MTS NO.231204011774)

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 52 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/04	1.00	9265 DBT RETURN -791001 EXTENDEDSTAY #9812ALPHARETTA GA
12/05	216,826.60	LOCKBOX DEPOSIT
12/05	5,305.30	JOHNSON, MIRMIRA EXP REIMB 231205 VEBIXI01
12/05	2,676.68	NFP CORPORATE SE AP PAYMENT 231204 4620-1235
12/05	1,828.25	CIM STA 231205 770021975
12/05	1,485.08	SEQUOIA LIVING SL ACH 231204 0000017696
12/05	733.19	BANKCARD MERCH DEP 231204 948907957005015
12/05	200.00	TOWN OF NORTH HA TNH ACH 231205 1640
12/05	165.83	FLYNN & COMPANY AP PAYMENT 231204 2605-1000
12/05	72.73	MOHAWK INDUSTRIE EDI PYMNTS 231205 0000664834
12/05	67.22	BRAINTREE FUNDING 231205 G453VT
12/05	12.04	BRAINTREE FUNDING 231205 3RVN7J
12/05	5.28	Marsh and McLenn PAYMENTS 231205 2480062
12/05	982.71	CREDIT MEMO
		DIN 0748013314
		1,398.88 CAD @ 0.7025
		982.71 USD
12/05	14,288.37	INCOMING WIRE TRANSFER
		(MTS NO.231205009907)
12/06	110,745.74	LOCKBOX DEPOSIT
12/06	51,258.73	BANKCARD MERCH DEP 231205 948907957005015
12/06	30,802.35	RETURN SETTLE RETURN 231206 -SETT-AUTO 2
12/06	5,000.00	STONEX GROUP INC ACHTRANSAC 231206 107059
12/06	4,500.00	WEBCO INDUSTRIES Vendor Pmt 231206 0001006840
12/06	4,217.50	*LINCOLN NATL INVOICE PY231206 PMT-201235
12/06	4,123.50	EQUITABLE FINANC DIRECT PAY 231206 RG00002102
12/06	2,917.74	Newman Financial ExpEbix 231206 CTZIUS33
12/06	2,917.74	Newman Financial ExpEbix 231206 CTZIUS33
12/06	2,917.74	Newman Financial ExpEbix 231206 CTZIUS33
12/06	2,493.06	EAGLE LIFE AEGL PAYMENTS 231206
12/06	2,012.69	LIMITED BRANDS LBI REMIT 231206 1028897248
12/06	166.89	BRAINTREE FUNDING 231206 CC4N58
12/06	86.19	BRAINTREE FUNDING 231206 K2JS2Y
12/06	63.00	SEDGWICK COUNTY AP PAYMENT 231206
12/06	11.00	RBC CAPITAL MARK PAYMENTS 231206
12/06	1,940.00	ARP ADJUSTMENT
		CK450011 10 REFER TO MAKER
		65458789
12/06	1,782.00	INCOMING WIRE TRANSFER
		(MTS NO.231206002907)
12/07	126,766.18	LOCKBOX DEPOSIT
12/07	83,040.00	KNIGHTS OF COLUM APD0120231 231207 10012000005934
12/07	37,862.00	KNIGHTS OF COLUM APD0120231 231207 10012000005933
12/07	23,030.37	E G C INC CCD PYMT 231206 072334012457962
12/07	21,120.00	AUTO-OWNERS INSU DAILY 231207
12/07	20,986.10	AMERICAN EXPRESS SETTLEMENT 231207 1046396313
12/07	17,142.83	ZENITH INSURANCE ZIC AP 511 231207 753739
12/07	7,530.85	Navia Benefit So ACH BATCH 231207 V4880
12/07	4,273.50	SAINT LOUIS UNIV INVOICE 231206 000369198
12/07	3,000.00	RETURN SETTLE RETURN 231207 -SETT-AUTO 2

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 53 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/07	2,229.59	VDDC Checking 1C120623 231207 ET000140
12/07	1,268.89	JH LIFFE INS PAYMENT 120723 P9222559
12/07	652.50	LOCKBOX DEPOSIT
12/07	593.63	BANKCARD MERCH DEP 231206 948907957005015
12/07	586.61	LOCKBOX DEPOSIT
12/07	526.22	LOCKBOX DEPOSIT
12/07	478.72	LOCKBOX DEPOSIT
12/07	179.01	BANKCARD MERCH DEP 231206 948907957005015
12/07	28.73	BRAINTREE FUNDING 231207 BGGC58
12/07	21.55	BRAINTREE FUNDING 231207 73P25T
12/07	16.50	MICLAIMOPERATING CASH DISB 231207 EBIX
12/07	.01	The Hilb Group ACCTVERIFY 231207 016QIYPS036CZL0
12/07	10,955.00	INCOMING WIRE TRANSFER
		(MTS NO.231207004387)
12/08	95,133.80	JOHNS HOPKINS AP TRADE PAY 231208 0002007537362
12/08	32,518.11	LOCKBOX DEPOSIT
12/08	10,841.96	RETURN SETTLE RETURN 231208 -SETT-AUTO 2
12/08	10,361.91	BANKCARD MERCH DEP 231207 948907957005015
12/08	6,413.96	AMERICAN EXPRESS SETTLEMENT 231208 1046396313
12/08	4,138.51	BANKCARD MERCH DEP 231207 948907957005015
12/08	3,142.56	VOLENTE INSURANC QUICKBOOKS 231208 631648270
12/08	463.50	PS DEBIT PAYABLES 231208 EBIX
12/08	189.00	NFP CA INSURANCE AP PAYMENT 231207 4600-1107
12/08	139.00	Decisely Insuran 0977320IN 231208
12/08	130.66	EAC Brokerage In Insurance 231208 5528134072
12/08	86.22	BRAINTREE FUNDING 231208 95ZQ6D
12/08	67.50	PROMEDICA HEALTH AP PAYMENT 231207 1000-0000012282
12/08	50.00	Hilb NY Op 2580 CASH C&D 231208
12/08	36.00	CHARLES TAY 0428 CORP PAY 231208
12/08	33.00	PROMEDICA HEALTH AP PAYMENT 231207 1000-0000012282
12/08	28.73	BRAINTREE FUNDING 231208 DGTBNJ
12/11	182,829.60	SUN LIFE SLOC VENDOR PMT 231211 420870
12/11	76,652.14	DEPOSIT
12/11	74,198.76	*LINCOLN NATL INVOICE PY 231211 PMT-201977
12/11	63,907.00	AMERICAN INTER02 EDI PYMT 120923 2000020843
12/11	30,219.87	Welltok Payment 231211 124932
12/11	13,925.03	BANKCARD MERCH DEP 231208 948907957005015
12/11	13,780.20	GUIDANT GLOBAL I PAYABLES 231211 EBIX_CONS_LFG
12/11	7,683.58	LOCKBOX DEPOSIT
12/11	5,000.00	EMPLOYEE BENEFIT ACH 121123 3029
12/11	2,355.50	JOHNS HOPKINS AP TRADE PAY 231211
12/11	1,652.30	3 MARK FlNANCIAL ACH Pmt 231211 11116620759
12/11	1,621.42	COMP CONSULTING AP PAYMENT 231211 4130-1427
12/11	1,304.37	Acrisure, LLC PAYMENTS 231211 000000000278234
12/11	1,021.20	BROOKFIELD HOSPI CASH CONC 231208 01058752
12/11	984.00	*LINCOLN NATL INVOICE PY 231211 PMT-201978
12/11	674.27	GEORGETOWN FINAN EBIX1123 231211
12/11	481.53	MERRICK PAYMENT 231211 1003828
12/11	400.00	M & O MARKETING PAYABLES 121123 EBIX

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 54 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/11	400.00	BANKCARD MERCH DEP 231208 948907957005015
12/11	130.66	EAC Brokerage In Insurance 231211 5530730552
12/11	105.70	BRAINTREE FUNDING 231211 HJTFWY
12/11	89.00	BANKCARD MERCH DEP 231208 948907957005015
12/11	25.52	BROWN & BROWN PAYMENTS 231208 EFT-01376597
12/11	5.06	BROWN & BROWN PAYMENTS 231208 EFT-01376596
12/11	12.60	9257 DBT RETURN - 701061 AMZN Mktp US Amzn.com/b illWA
12/12	675,206.35	LOCKBOX DEPOSIT
12/12	68,917.25	MUTUAL OF OMAHA TRANSFERS 231212 AP0013595319
12/12	36,712.00	FMR LLC US-JPM-CCD 121223 2508644
12/12	35,517.00	UNIVERSAL INSURA ACH 231212 04323
12/12	27,129.90	JH LIFFE INS PAYMENT 121223 P9275117
12/12	13,412.18	PENNMUTUAL 8885 WD ACH IP 231211 10009019
12/12	1,400.00	TOWN OF NORTH HA TNH ACH 231212 1640
12/12	1,150.00	SYMPHONIC FINANC ACCT PAY 231211 665291081
12/12	1,080.00	Bkly Rsk Adm Co ACH 231211 AP0002261572
12/12	575.30	ALG ADMIN SVCS ALG ACH 12 231212 127778
12/12	500.76	Construction Ins AchBatch 231212 12989691
12/12	250.95	BROWN & BROWN PAYMENTS 231211 EFT-01376821
12/12	109.54	BRAINTREE FUNDING 231212 K57KF8
12/12	76.00	GODDARD SYSTEMS GSL PAY 231212 EBIX INC
12/12	57,400.32	INCOMING WIRE TRANSFER
		(MTS NO.231212004506)
12/13	137,436.00	FMR LLC US-JPM-CCD 121323 2510261
12/13	117,651.60	DEPOSIT
12/13	41,200.00	TRANSAMERICA LIF PAYABLES 231213 0770021975
12/13	26,500.00	PENNMUTUAL 8885 WD ACH IP 231212 10009146
12/13	20,391.00	MASSACHUSETTS MU EXPENSES M 231212 EBIINC
12/13	9,923.69	AMERICAN EXPRESS SETTLEMENT 231213 1046396313
12/13	3,062.50	PENNMUTUAL 8885 WD ACH IP 231212 10009152
12/13	2,679.29	FIVE POINT COMMU PAYMENTS 231212 23152314
12/13	1,619.27	RUBIOS RESTAURAN PAYABLES 121323 EBIX
12/13	1,575.00	BROWN & BROWN PAYMENTS 231212 EFT-01376954
12/13	1,000.00	Relation Insuran Payment 231212
12/13	740.00	BROWN & BROWN PAYMENTS 231212 EFT-01376953
12/13	472.50	MAIN OPER ACCT NARS 231213 0358
12/13	235.18	ANICO AP SAP 231213 110160004534882
12/13	232.00	DISD EFT PYMT 231213 5197459
12/13	209.79	LEVEL FOUR INSUR PAYROLL 231213
12/13	137.95	BRAINTREE FUNDING 231213 CGKFZ8
12/13	113.31	PENNMUTUAL 8885 WD ACH IP 231212 10009144
12/13	20.04	BRAINTREE FUNDING 231213 84K2WD
12/13	387.50	INCOMING WIRE TRANSFER
		(MTS NO.231213012841)
12/14	294,018.17	FMR LLC US-JPM-CCD 121423 2512312
12/14	168,099.00	TruStage CMFGL PYMT 231213 0000095496
12/14	146,421.46	PRUDENTIAL FINAN VEND PYMT 231214 104813
12/14	120,902.00	KNIGHTS OF COLUM APD0120231 231214 10012000006064
12/14	112,600.76	Guardian Life In PAYMENTS 231214 1016338
12/14	64,286.92	BANKCARD MERCH DEP 231213 948907957005015

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 55 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/14	27,243.06	TRUIST CRP TRUIST CRP 231213 0000403065
12/14	19,029.18	LOCKBOX DEPOSIT
12/14	18,500.00	NAVY MUTUAL AID PAYABLES 121323 EFT00017563
12/14	9,000.00	ACS BENEFIT SERV INV PMT 231214
12/14	7,150.00	SECURITY MUTUAL 10961 231213 008051705389371
12/14	6,955.82	AMERICAN EXPRESS SETTLEMENT 231214 1046396313
12/14	6,846.37	Claremont Insura 0977305-IN 231214 e37044967
12/14	3,096.00	AMERICAN INTER02 EDI PYMT 121323 2000021209
12/14	2,927.47	ADVISORNET FINAN PAYABLES 121323 EBIXXX9999
12/14	2,862.50	DORMITORY AUTHOR CORP PMT 231214 U73741
12/14	2,127.00	EQUITABLE FINANC DIRECT PAY 231214 RG00030931
12/14	1,388.00	BANKCARD MERCH DEP 231213 948907957005015
12/14	1,068.51	ELECTROLUX-2122 ACH PAYMNT 121423 1001599079
12/14	844.87	EDGEWOOD PARTNER VDR INVCES 231214 89228
12/14	498.00	SUMITOMO MARINE 30749 231214 000000000013130
12/14	456.00	SUMITOMO MARINE 30749 231214 000000000013129
12/14	345.15	AMERICAN EXPRESS SETTLEMENT 231214 4103304663
12/14	250.00	UNITED AGENCIESB PC CLEAR 231214 EBIXINC-02
12/14	133.28	BRAINTREE FUNDING 231214 DGTH7J
12/14	89.00	Acrisure, LLC PAYMENTS 231214 000000000279994
12/14	86.00	Acrisure, LLC PAYMENTS 231213 000000000279198
12/14	35.05	BRAINTREE FUNDING 231214 HRM6WD
12/14	4.40	Marsh and McLenn PAYMENTS 231214 2482471
12/15	572,175.15	BANKCARD MERCH DEP 231214 948907957005015
12/15	544,554.63	LOCKBOX DEPOSIT
12/15	67,808.35	ZELIS HEALTHCARE 9841 231215 101691919841
12/15	48,747.42	ZELIS HEALTHCARE 9841 231215 101690119841
12/15	40,134.09	FSHP HCS, LLC 1000139620 231214 730018000031812
12/15	40,086.92	FSHP HCS, LLC 1000139620 231214 730018000031802
12/15	27,488.00	TruStage CMFGL PYMT 231214 0000095612
12/15	27,430.00	FMR LLC US-JPM-CCD 121523 2513572
12/15	25,000.00	MASSMUTUAL ASCND EFT PYMT 231214 EBIX INC
12/15	11,830.10	AETNA INC PAYMENTS 231215 0000748274
12/15	10,480.30	EDGEWOOD PARTNER VDR INVCES 231215 89631
12/15	6,699.37	AMERICAN EXPRESS SETTLEMENT 231215 1046396313
12/15	4,295.00	M Financial Payment 121523 00000157/23
12/15	2,500.00	GROUP INS OPS PAYMENTS 231215 VEN00260
12/15	1,574.57	EDGEWOOD PARTNER VDR INVCES 231215 89597
12/15	1,416.66	VALMARK FINANCIA PAYABLES 121423 EBIX
12/15	1,388.78	FRATES BENEFITS EBIX 231215 13031512
12/15	1,206.80	AGENCY SERVICES CORP PAY 231215 EBIX
12/15	1,144.66	BANKCARD MERCH DEP 231214 948907957005015
12/15	991.38	BALDWIN RISK PAR DIRECT-PAY 231214 60366129
12/15	872.40	ASIANA MANAGEMEN Payment 231215 EBIXI001
12/15	843.75	TRANSAMERICA LIF PAYABLES 231215 0770021975
12/15	808.00	Acrisure, LLC PAYMENTS 231215 000000000280071
12/15	628.30	ALERA GROUP INC DIRECT-PAY 231214 60426112
12/15	559.48	GARDEN GROVE PC CLEAR 231215 V01372
12/15	426.40	AMERICAN INTER02 EDI PYMT 121423 2000021401
12/15	422.62	RAYONIER INC PAYABLES 121423 1020053

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 56 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/15	158.73	HomeStreet Bank DIRECT PAY 231214 C000001491
12/15	106.35	FCB PAYMENTS 231215 29000
12/15	68.00	ALLIANTINOPER617 PREAUTHPAY 231215 EBIXINC-01
12/15	57.00	BRAINTREE FUNDING 231215 CG7GGY
12/15	27.63	BRAINTREE FUNDING 231215 6949Z8
12/15	19.50	LOZIER CORPORATI AP ACH 121 231214 393298
12/15	57,400.32	INCOMING WIRE TRANSFER
		(MTS NO.231215007563)
12/15	37,101.34	INCOMING WIRE TRANSFER
		(MTS NO.231215007562)
12/15	130.33	9257 DBT RETURN - 791012 Amazon.com Amzn.com/b illWA
12/18	403,156.06	MASSACHUSETTS MU EXPENSES M 231215 EBIINC
12/18	105,574.05	LOCKBOX DEPOSIT
12/18	36,609.38	HSBC Bank USA, N 5073248421 231215 3112352
12/18	36,210.87	SAGICOR LIFE INS SAGICORPMT 121823 VEBI001
12/18	24,128.74	AMERICAN EXPRESS SETTLEMENT 231216 4103304663
12/18	21,320.25	NEW YORK LIFE MPP 121823 0991838393
12/18	4,534.01	BANKCARD MERCH DEP 231215 948907957005015
12/18	3,266.25	STRATEGIC HEALTH ACH Pmt 231218 11117325485
12/18	3,189.61	BANKCARD MERCH DEP 231215 948907957005015
12/18	1,434.89	Pager Inc MIS 231215
12/18	987.01	AMERICAN EXPRESS SETTLEMENT 231216 1046396313
12/18	888.03	Marsh and McLenn PAYMENTS 231216 2483470
12/18	850.00	Integrity Health 0973834-IN 231218 e37268649
12/18	187.50	KY AGC SIF PAYABLES 231218 111652914681493
12/18	113.31	PENNMUTUAL 8885 WD ACH IP 231215 10009422
12/18	95.03	BRAINTREE FUNDING 231218 DGXSY4
12/19	163,595.24	LOCKBOX DEPOSIT
12/19	146,911.35	AMERICAN EXPRESS SETTLEMENT 231219 1046396313
12/19	135,915.00	LOCKBOX DEPOSIT
12/19	22,845.29	Symetra Fina 02 PAYABLES 231219 EBIINC01
12/19	18,171.00	GUIDANT GLOBAL I PAYABLES 231219 EBIX_CONS_LFG
12/19	12,559.71	IDA - GEN PAYMENTS 231219
12/19	6,123.60	PEARL CARROLL & PY12/19/23 231219 00EB77002
12/19	5,360.74	EDGEWOOD PARTNER VDR INVCES 231219 89908
12/19	4,093.71	MAYA ASSUR OPERA SYSTEMS 231219 EBIX
12/19	2,229.59	VDDC Checking C11218 231219 ET000148
12/19	2,021.20	BANKCARD MERCH DEP 231218 948907957005015
12/19	1,948.50	ARTHUR J GALLAGH DOMTZZ2006 231218 002EFTI026321
12/19	1,269.00	Acrisure, LLC PAYMENTS 231219 000000000281682
12/19	1,000.00	COLUMBIA INSURAN CMI 231219 EBIX_INC
12/19	632.07	BANKCARD MERCH DEP 231218 948907957005015
12/19	602.00	Symetra Fina 02 PAYABLES 231219 EBIINC01
12/19	523.74	TALCOTT-RES LIFE 2335200007 231219 562167456066890
12/19	157.50	PComp PY231219 231219
12/19	93.00	GRAY AND CO AP GRAY CO 231219 EBIX
12/19	78.87	MOHAWK INDUSTRIE EDI PYMNTS 231219 0000667549
12/19	19.00	BRAINTREE FUNDING 231219 B3W5WY

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 57 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/19	1,500.00	ARP ADJUSTMENT
		CK1014 10 REFER TO MAKER
		60381031
12/19	460.00	ARP ADJUSTMENT
		CK1011 10 REFER TO MAKER
		60381028
12/19	460.00	ARP ADJUSTMENT
		CK1010 10 REFER TO MAKER
		60381025
12/19	460.00	ARP ADJUSTMENT
		CK1009 10 REFER TO MAKER
		60381020
12/20	116,181.89	LOCKBOX DEPOSIT
12/20	106,687.33	BANKCARD MERCH DEP 231219 948907957005015
12/20	63,076.76	ACS BENEFIT SERV INV PMT 231220
12/20	53,045.00	EAGLE LIFE AEGL PAYMENTS 231220
12/20	34,890.00	ATHENE ANNUITY A PAYMENT 231219 285355
12/20	19,752.79	BANKCARD MERCH DEP 231219 948907957005015
12/20	18,070.00	AMERICAN EXPRESS SETTLEMENT 231220 1046396313
12/20	17,044.32	JANNEY EXP REIMB 231219 E1402
12/20	15,854.42	BANKCARD MERCH DEP 231219 948907957005015
12/20	11,623.97	BANKCARD MERCH DEP 231219 948907957005015
12/20	2,351.25	Robert W. Baird PAYMENT 231220 0000024103
12/20	1,500.00	LTCI PARTNERS, LAP PAYMENT 231219 4020-1123
12/20	740.00	BRAKEBUSH BROTHE PAYABLES 231220
12/20	617.50	Robert W. Baird PAYMENT 231220 0000024103
12/20	277.50	Robert W. Baird PAYMENT 231220 0000024103
12/20	220.00	Star Financial B BankTEL 121923 1975
12/20	214.13	BRAINTREE FUNDING 231220 4B2KBY
12/20	57.46	BRAINTREE FUNDING 231220 FZZZP4
12/20	21.78	MASSACHUSETTS MU EXPENSES M 231219 EBIINC
12/20	21.76	BRAINTREE FUNDING 231220 BPV4V8
12/20	10.61	ALLIANTINOPER617 PREAUTHPAY 231219 EBIXINC-01
12/20	12,591,676.77	INCOMING WIRE TRANSFER
		(MTS NO.231220013278)
12/21	1,471,923.89	DEPOSIT
12/21	106,895.50	Ameritas Life In XO01ACH 231221 XO010000008803
12/21	92,485.80	Ameritas Life In XO01ACH 231221 XO010000008805
12/21	91,946.30	Ameritas Life In XO01ACH 231221 XO010000008806
12/21	82,286.50	ATHENE ANNUITY A PAYMENT 231220 285386
12/21	79,584.30	Ameritas Life In XO01ACH 231221 XO010000008804
12/21	53,893.15	LOCKBOX DEPOSIT
12/21	50,438.62	BANKCARD MERCH DEP 231220 948907957005015
12/21	32,296.73	Symetra Fina 02 PAYABLES 231221 EBIINC01
12/21	20,065.00	NL ACCTS PAYABLE AP PAYMENT 231220 281617
12/21	18,255.24	SECURITY MUTUAL 10964 231220 008141705435417
12/21	18,255.24	SECURITY MUTUAL 10964 231220 008141705436418
12/21	17,986.20	BANKCARD MERCH DEP 231220 948907957005015
12/21	14,997.82	PREFERRED CARE S PAYMENT 231221
		SUPPLIER_CONNEC

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 58 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/21	12,580.05	PREFERRED CARE S PAYMENT 231221 SUPPLIER_CONNEC
12/21	11,470.12	Reliance Standar EDI PYMTS 231221 647129808
12/21	10,802.45	PREFERRED CARE S PAYMENT 231221 SUPPLIER_CONNEC
12/21	7,948.50	Integrity Market Bill.com 231221 016RPWRCO36VCKP
12/21	5,475.29	ADVANTEST PAYMENTS 231221 658332
12/21	4,077.96	PREFERRED CARE S PAYMENT 231221 SUPPLIER_CONNEC
12/21	3,770.55	ZENITH INSURANCE ZIC AP 511 231221 755242
12/21	3,000.00	PINNACLE OPERATI ECHECKPAY 231220 1000003911
12/21	2,920.74	Newman Financial Dec23Exp.2 231221 CTZIUS33
12/21	2,724.00	LTCI PARTNERS, L AP PAYMENT 231220 4020-1123
12/21	2,486.50	ASPIDA LIFE INSU ALIC ACH R 231220 163620
12/21	2,470.82	ARBELLA SERVICE PAYMENT 231221 SUP-000406
12/21	2,278.10	CompSourceMutual Invoice 231221
12/21	1,725.00	SECURITY MUTUAL 10964 231220 008141705437419
12/21	1,555.18	UTICA MUTUAL INS EFT MANUAL 231220 617619
12/21	1,540.00	SECURITY MUTUAL 10964 231220 008141705434416
12/21	559.00	MAI CAPITAL MANA VDR INVCES 231221 90307
12/21	520.81	BANKCARD MERCH DEP 231220 948907957005015
12/21	450.00	Western Growers ECHECKPAY 231220 1000047765
12/21	400.00	CAPITAS FINANCIA 20231221 231221 Ebix
12/21	100.00	NFP CA INSURANCE AP PAYMENT 231220 4600-1107
12/21	89.00	CENTERSTONEI4386 ACH1219AP 231221 DISB631220
12/21	28.73	BRAINTREE FUNDING 231221 G7SDV8
12/21	22.37	EXXONMOBILPAY4 EDI PAYMTS 122123 PAY420900397173
12/21	15.13	9265 DBT RETURN - 721044 EXTENDEDSTAY #9812ALPHARETTA GA
12/22	56,650.00	National Western INV PYMT 231222 EBIX 81-0030178
12/22	49,329.40	ALLEGIANCE BENEF PAYABLES 122123 ACCLAMATION SYS
12/22	40,406.76	FGBS FGBS JPM C 231222 7388
12/22	26,650.00	National Western INV PYMT 231222 EBIX 51-0030739
12/22	21,420.00	KPLLC7115 CORP PAY 231222
12/22	18,500.00	NAVY MUTUAL AID PAYABLES 122223 EFT00017629
12/22	18,067.84	LOCKBOX DEPOSIT
12/22	13,488.09	National Western INV PYMT 231222 EBIX 31-0013253
12/22	13,112.00	GROUP 1001 INNOV 0000008939 231222 160CCD001932
12/22	11,918.51	RESTAURANT SERVI TRADE PAY 231221 EBIX
12/22	9,694.06	ALLIANTINOPER617 PREAUTHPAY 231221 EBIXINC-01
12/22	5,469.89	SKYWAY CEMENT CO TRADE PAY 231221 05100
12/22	5,330.00	National Western INV PYMT 231222 EBIX 51-0030739
12/22	3,176.97	NEW YORK LIFE MPP 122223 0991840587
12/22	2,500.00	OXFORD LIFE SAP ACH 231222
12/22	2,062.71	NFP AP PAYMENT 231221 1010-3938
12/22	920.00	MSRB PAYABLES 122123 V2087
12/22	875.26	DAVIS FIN - 6010 CORP PAY 231222 EBIX30374
12/22	592.44	National Western INV PYMT 231222 EBIX 51-0030739
12/22	542.64	GOLDEN STATE RSK PAYMENT 231222 V-00041
12/22	515.00	MSIS, Inc. ePay 231222
12/22	501.00	MIDWESTER - 3662 PAYMENT 122123 EBIXI001

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 59 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/22	461.00	MARKETING - 5039 CORP PAY 231222 EBIX30374
12/22	190.00	GODDARD SYSTEMS GSL AP 231222 EBIX INC
12/22	162.00	PAI-Operating Ac ACH Pmt 231221 00CTPAEBI
12/22	64.00	THE ANNUI- 2319 CORP PAY 231222 EBIX30374
12/22	58.63	GUARANTY CALIF ACH VENDOR 231222
12/22	52.41	BRAINTREE FUNDING 231222 6X5P6Y
12/22	46.09	Almo Corporation Payment 231222 7250
12/22	45.58	National Western INV PYMT 231222 EBIX 51-0030739
12/22	17.64	NCSDIA PAYMENT 231222 V-00041
12/22	9.02	CONFIE ADMINISTR EDI PYMNTS 231222 0977288-IN
12/26	40,679.62	*LINCOLN NATL INVOICE PY 231226 PMT-202326
12/26	40,679.62	*LINCOLN NATL INVOICE PY 231226 PMT-202330
12/26	40,679.62	*LINCOLN NATL INVOICE PY 231226 PMT-202332
12/26	40,679.62	*LINCOLN NATL INVOICE PY 231226 PMT-202343
12/26	34,068.35	LOCKBOX DEPOSIT
12/26	28,000.00	Ibexis Life Ins Payments 231226 V00315
12/26	27,192.81	ANI CO AP SAP 231226 110160004552782
12/26	23,320.00	*LINCOLN NATL INVOICE PY 231226 PMT-202336
12/26	22,248.73	FMR LLC US-JPM-CCD 122623 2520156
12/26	17,897.04	*LINCOLN NATL INVOICE PY 231226 PMT-202341
12/26	15,158.00	*LINCOLN NATL INVOICE PY 231226 PMT-202325
12/26	10,000.00	ZENITH AMERICAN DIRECT-PAY 231222 61181128
12/26	6,000.00	TIG OPERATING ACH ITEM 231226
12/26	4,471.25	Ibexis Life Ins Payments 231226 V00315
12/26	3,180.00	*LINCOLN NATL INVOICE PY 231226 PMT-202334
12/26	2,385.00	*LINCOLN NATL INVOICE PY 231226 PMT-202328
12/26	1,345.75	*LINCOLN NATL INVOICE PY 231226 PMT-202882
12/26	1,285.75	*LINCOLN NATL INVOICE PY 231226 PMT-202880
12/26	1,030.32	*LINCOLN NATL INVOICE PY 231226 PMT-202337
12/26	544.38	OSCARMANAGEMENTC EDI PYMNTS 231226 100989068250241
12/26	477.00	*LINCOLN NATL INVOICE PY 231226 PMT-202327
12/26	477.00	*LINCOLN NATL INVOICE PY 231226 PMT-202333
12/26	477.00	*LINCOLN NATL INVOICE PY 231226 PMT-202339
12/26	477.00	*LINCOLN NATL INVOICE PY 231226 PMT-202346
12/26	124.22	BRAINTREE FUNDING 231226 JHWZ44
12/26	28.73	BRAINTREE FUNDING 231226 4575BY
12/26	3.43	9257 DBT RETURN - 700012 MICROSOFT*Ads-X2 6 NV
12/27	224,886.10	MAN LIFE INS PAYMENT 122723 P9459545
12/27	170,441.53	PACIFIC LIFE INS ACH 231226 AP0013170060
12/27	83,597.42	LOCKBOX DEPOSIT
12/27	67,666.19	NEW YORK LIFE MPP 122723 0991841198
12/27	49,439.23	MUTUAL OF OMAHA TRANSFERS 231227 AP0013628819
12/27	27,109.89	OXFORD LIFE SAP ACH 231227
12/27	13,248.00	REGIONS BANK AP VEND PYMT 231222 E4400
12/27	9,370.40	SUMMIT CONSULTIN 163061 231227 698333
12/27	6,287.01	AMERICAN EXPRESS SETTLEMENT 231227 1046396313
12/27	5,934.00	*LINCOLN NATL INVOICE PY 231227 PMT-203160
12/27	5,000.00	STONEX GROUP INC ACHTRANSAC 231227 3000301
12/27	3,256.77	BSA VENDORPMT 231227 EBIXIN001
12/27	1,890.96	WACKER CHEMICAL PAYMENT 231227

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 60 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
12/27	434 .27	AMERICAN EXPRESS SETTLEMENT 231227 5430020156
12/27	423.00	Relation Insuran Payment 231226
12/27	340.87	US Administrator VENDORPMT 231227 EBIXIN001
12/27	288.02	BRAINTREE FUNDING 231227 JTX5Z8
12/27	126.25	Relation Insuran Payment 231226
12/27	51.00	OpenSesame Bill.com 231227 025YYXBTWBQP2F5
12/27	47.28	BRAINTREE FUNDING 231227 4FQM84
12/27	28.73	BRAINTREE FUNDING 231227 2P5D2D
12/27	12.44	BRAINTREE FUNDING 231227 K7Y5RD
12/28	186,839.55	ATHENE ANNUITY A PAYMENT 231227 285611
12/28	147,699.11	BANKCARD MERCH DEP 231227 948907957005015
12/28	118,291.49	ZELIS HEALTHCARE 10001 231228 1017291910001
12/28	91,287.87	DEPOSIT
12/28	88,724.06	LOCKBOX DEPOSIT
12/28	75,637.00	Ameritas Life In XO01ACH 231228 XO010000008899
12/28	52,331.06	STANDARD INSURAN VENDOR PAY 231227 SUPPLIER_CONNEC
12/28	30,815.02	LOCKBOX DEPOSIT
12/28	24,139.07	AMERICAN FAMILY PAYMENT 231227 231227EBIX INC
12/28	21,120.00	AMERIPRISE FINAN AFWFACH 231227 231227000001294
12/28	16,903.00	Ameritas Life In XO01ACH 231228 XO010000008898
12/28	13,808.05	Reliance Standar EDI PYMTS 231228 647129933
12/28	8,437.50	Symetra Fina 02 PAYABLES 231228 EBIINC01
12/28	7,724.88	GUIDANT GLOBAL I PAYABLES 231228 EBIX_CONS_LFG
12/28	4,000.00	SelectQuote IS Payment 231228 7366
12/28	3,840.26	WASTE MANAGEMENT 0000000376 231228 9000396349
12/28	2,720.01	DMI MARKETING IN AchBatch 231228 21138998
12/28	2,500.00	METLIFESERVSOLUT DIRECT PAY 231226 0000005251
12/28	2,338.60	ZELIS HEALTHCARE 10001 231228 1017300110001
12/28	2,034.37	DUCK CREEK TECHN 34021 231228 221238
12/28	1,622.96	RUBIOS RESTAURAN PAYABLES 122823 EBIX
12/28	938 .82	NORDSTROM INC NORD ACH 231228 111539187
12/28	332.00	Hibu Inc AP PAYMENT 231228 036076150
12/28	208.25	Integrated Marke EBIX 122823 EBIX
12/28	57.46	BRAINTREE FUNDING 231228 96SB84
12/28	1.55	EDGEWOOD PARTNER VDR INVCES 231228 90474
12/29	201,391.52	EDWARD JONES EDI PYMNTS 231229 01592118
12/29	83,657.19	LOCKBOX DEPOSIT
12/29	65,019.37	MASSACHUSETTS MU EXPENSES M 231228 EBIINC
12/29	59,964.73	M Financial Payment 122923 00000164/23
12/29	46,130.05	MUTUAL OF OMAHA TRANSFERS 231229 AP0013631212
12/29	42,040.00	MASSACHUSETTS MU EXPENSES M 231228 EBIINC
12/29	26,497.21	PAYPAL TRANSFER 231228 1031566955890
12/29	25,470.00	JPMORGAN CHASE B PAYMENT 231229
12/29	21,000.00	ARTHUR J GALLAGH DOMTZZ2006 231228 002EFTI026985
12/29	20,119.24	GROUP 1001 INNOV 0000008965 231229 160CCD001954
12/29	18,467.55	BRIGHTHOUSE PAYMENTS 231228 102CCD040840
12/29	17,488.50	NEW YORK LIFE MPP 122923 0991842817
12/29	17,378.07	REDIRECT HEALTH VENDOR 231229
12/29	17,233.75	MASSACHUSETTS MU EXPENSES M 231228 EBIINC
12/29	14,471.25	MASSACHUSETTS MU EXPENSES M 231228 EBIINC

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 61 of 75

Commercial Checking for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
12/29	12,512.00	MASSACHUSETTS MU EXPENSES M 231228 EBIINC
12/29	9,705.93	INSURMARK - 1252 CORP PAY 231229 EBIX30374
12/29	8,160.00	MASSACHUSETTS MU EXPENSES M 231228 EBIINC
12/29	5,100.00	LPL FINANCIAL 122723_LPL 231229 154104
12/29	4,399.26	TRANSAMERICA LIF PAYABLES 231229 0770021975
12/29	2,674.25	ALERA GROUP INC DIRECT-PAY 231228 61543597
12/29	2,373.15	AETNA INC PAYMENTS 231229 0000752322
12/29	1,794.87	TRULUMA, I-5609 CORP PAY 231229 EBIX30374
12/29	1,732.50	SOUTHEAST IOWA R PAYMENT 231229 SUP001393
12/29	1,596.32	EAGLE LIFE AEGL PAYMENTS 231229
12/29	1,500.00	EDGEWOOD PARTNER VDR INVCES 231229 90651
12/29	1,450.44	JURS MONTG - 4883 CORP PAY 231229 EBIX30374
12/29	1,439.00	SIMPLICIT - 3293 CORP PAY 231229 EBIX30374
12/29	1,240.71	MARKETING - 5039 CORP PAY 231229 EBIX30374
12/29	1,195.49	DESIGNER BRANDS EDI PYMNTS 231229 27399
12/29	1,136.00	AGIA805 566 9191 AGIA INC 231228 EFT000000009902
12/29	1,116.00	32250 IMAGING H FIDESIC 122923 353664599
12/29	1,098.55	Hotaling Group I EBIX, INC. 122923
12/29	1,093.92	CHESAPEAKE - 8040 CORP PAY 231229 EBIX30374
12/29	1,044.00	ONEOK, INC 4581132866 231229 458113
12/29	660.71	AMERICAN EXPRESS SETTLEMENT 231229 1046396313
12/29	580.07	LOCKBOX DEPOSIT
12/29	564.00	ESKENAZI HEALTH ESKENAZI 231228
12/29	548.53	Pager Inc MIS 231228
12/29	508.99	LOCKBOX DEPOSIT
12/29	506.80	LOCKBOX DEPOSIT
12/29	446.00	SIMPLICIT - 6902 CORP PAY 231229 EBIX30374
12/29	434.60	AMERICAN EXPRESS SETTLEMENT 231229 5430020156
12/29	350.00	LIFEPRO FI - 8222 CORP PAY 231229 EBIX30374
12/29	316.00	TOTAL FINA - 2600 CORP PAY 231229 EBIX30374
12/29	297.00	Society Insuranc Misc 231229 EBIX
12/29	255.00	MASSACHUSETTS MU EXPENSES M 231228 EBIINC
12/29	236.96	BWX Technologies PAYMENTS 231229 21872000091784
12/29	230.84	BJ’S RESTAURANTS TRADE PAY 231228 EBIXIN
12/29	180.57	TRANSAMERICA LIF PAYABLES 231229 0770021975
12/29	106.30	WILSON ELECTRIC WILSON ELE 231229 4580
12/29	78.62	ALLIANTINOPER617 PREAUTHPAY 231229 EBIXINC-01
12/29	73.50	AMERICAN FI-5415 CORP PAY 231229 EBIX30374
12/29	71.41	BRAINTREE FUNDING 231229 F7H7Y4
12/29	42.00	TRANSAMERICA LIF PAYABLES 231229 0770021975
12/29	28.73	BRAINTREE FUNDING 231229 7VJTZT
12/29	21.00	SEDGWICK COUNTY AP PAYMENT 231229
12/29	17.64	Excel Industries VENDOR PMT 231229
12/29	15.00	CHARLES TAY 0428 CORP PAY 231229
12/29	5.06	LOCKBOX DEPOSIT
12/29	3.89	PROMEDICA HEALTH AP PAYMENT 231228 1000-0000012282

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 62 of 75

Commercial Checking for XXXXXX-270-5 Continued

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	=	17,266,464.36
12/01	4,869,775.17	12/12	2,815,792.53	12/21	16,648,944.25
12/04	4,480,370.94	12/13	2,248,387.56	12/22	16,921,840.47
12/05	4,358,938.70	12/14	753,204.93	12/26	17,262,168.22
12/06	4,581,863.94	12/15	1,591,970.47	12/27	17,872,833.28
12/07	2,688,810.15	12/18	2,102,172.56	12/28	16,695,541.26
12/08	2,337,660.12	12/19	2,631,202.67	12/29	17,266,464.36
12/11	2,433,210.07	12/20	15,656,435.53

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 63 of 75

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

•	Adding any interest earned

•	Subtracting any fees or other charges

1	Your current balance on this statement

$
Current Balance

2	List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $
Total of 2

3	Subtotal by adding 1 and 2

= $
Subtotal of 1 and 2

4	List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $
Total of 4

5	Subtract 4 from 3. This should match your checkbook register balance.

= $
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens

Customer Service Center

P.O. Box 42001

Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A.     REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

•	Tell us your name and account number, if any.

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

•	Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.

•	It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

•	Account information: Your name and account number.

•	Dollar amount: The dollar amount of the suspected error.

•	Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

•	We cannot try to collect the amount in question or report you as delinquent on that amount.

•	The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.

•	While you do not have to pay the amount in question, you are responsible for the remainder of your balance.

•	We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 64 of 75

Commercial Account Statement Page 1 of 3

US747 | BR558 | 2

ROP 450

P.O. Box 7000

Providence, RI 02940

Beginning December 01, 2023 through December 31, 2023 Questions? Contact us today:

EBIX INC PAYROLL 1 EBIX WAY JOHNS CREEK GA 30097-5801	CALL: Commercial Account Customer Service 1-800-862-6200

VISIT: Access your account online: citizensbank.com

MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001

Ready for a new debit or ATM card?

We’ve partnered with Mastercard® and will replace your card soon.

Your new card has a unique notch design, making it easier to find when you need it, and it’s made from 90% recycled plastic.

For now, continue to bank as usual with your current card.

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

EBIX INC PAYROLL Commercial Checking XXXXXX-349-3

Commercial Checking for XXXXXX-349-3

Balance Calculation
Previous Balance		.00
Checks	-	586.54
Debits	-	3,191,371.85
Deposits & Credit	+	3,191,958.39
Current Balance	=	.00

Your next statement period will end on January 31, 2024.

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 349-3
Checks						Previous Balance
Check #	Amount	Date	Check #	Amount	Date	.00
557	336.54	12/18	558	250.00	12/14	Total Checks

						-586.54

Please See Additional Information on Next Page

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 65 of 75

Commercial Checking for XXXXXX-349-3 Continued

Debits **

**May include checks that have been processed electronically by the payee/merchant.

			Total Debits
			-	3,191,371.85

Date	Amount	Description
Other Debits
12/07	170,585.29	OUTGOING WIRE TRANSFER (MTS NO.231207003104)
12/07	1,015,382.75	OUTGOING WIRE TRANSFER (MTS NO.231207003105)
12/13	817,778.90	OUTGOING WIRE TRANSFER (MTS NO.231213002909)
12/14	26,160.32	OUTGOING WIRE TRANSFER (MTS NO.231214003432)
12/21	167,683.84	OUTGOING WIRE TRANSFER (MTS NO.231221003708)
12/21	993,780.75	OUTGOING WIRE TRANSFER (MTS NO.231221003709)
Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+	3,191,958.39
12/07	1,185,968.04	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
12/13	817,778.90	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
12/14	26,410.32	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
12/18	336.54	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
12/21	1,161,464.59	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	=	.00
12/07	.00	12/14	.00	12/21	.00
12/13	.00	12/18	.00

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 66 of 75

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

•	Adding any interest earned

•	Subtracting any fees or other charges

1	Your current balance on this statement

$
Current Balance

2	List deposits which do not appear on this statement

Date	Amount	Date	Amount

+$
Total of 2

3	Subtotal by adding 1 and 2

-$
Subtotal of 1 and 2

4	List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

-$
Total of 4

5	Subtract 4 from 3. This should match your checkbook register balance.

=$
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens

Customer Service Center

P.O. Box 42001

Providence, Rl 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A. REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

•	Tell us your name and account number, if any.

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

•	Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.

•	It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT

BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

•	Account information: Your name and account number.

•	Dollar amount: The dollar amount of the suspected error.

•	Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

•	We cannot try to collect the amount in question or report you as delinquent on that amount.

•	The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.

•	While you do not have to pay the amount in question, you are responsible for the remainder of your balance.

•	We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 67 of 75

Commercial Account Statement Page 1 of 4
US702 | BR558 ROP 450 P.O. Box 7000 Providence, R | 02940

Beginning December 01, 2023 through December 31, 2023 Questions? Contact us today:

EBIX INC OAKSTONE MEDICAL 1 EBIX WAY JOHNS CREEK GA 30097-5801	CALL: Commercial Account Customer Service 1-800-862-6200

VISIT: Access your account online: citizensbank.com

MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001

Ready for a new debit or ATM card?

We’ve partnered with Mastercard® and will replace your card soon.

Your new card has a unique notch design, making it easier to find when you need it, and it’s made from 90% recycled plastic.

For now, continue to bank as usual with your current card.

EBIX INC OAKSTONE MEDICAL Commercial Checking XXXXXX-348-5

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

Commercial Checking for XXXXXX-348-5

Balance Calculation
Previous Balance		774,238.09
Checks	–	.00
Debits	–	1,104.23
Deposits & Credit	+	1,552,571.44
Current Balance	=	2,325,705.30

Your next statement period will end on January 31 , 2024.

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 211  Filed 01/19/24  Entered 01/19/24 23:49:25  Desc

Main Document  Page 68 of 75

Commercial Checking for XXXXXX-348-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 348-5

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

				Previous Balance
				774,238.09
Date	Amount	Description
				Total Debits
Other Debits			-	1,104.23
12/18	24.00	BRAINTREE FUNDING 231218 G76BT4
12/19	893.40	TRUIST CRP REVERSAL 231214 0070033224
12/26	186.83	DEPOSITED CHECK RETURNED
Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+	1,552,571.44
12/01	65,137.23	BRAINTREE FUNDING 231201 J8FMWD
12/01	14,028.46	BENEFITS PARTNER 202024076 231201 NO. 398790
12/01	4,424.80	JEFF-LEWIS ADMIN CORP PAY 231201
12/01	4,338.72	JEFF-LEWIS ADMIN CORP PAY 231201
12/01	427.87	BRAINTREE FUNDING 231201 5CW58P
12/04	47,544.39	BRAINTREE FUNDING 231204 48S2QT
12/05	67,963.81	BRAINTREE FUNDING 231205 8RM2BD
12/05	514.76	BRAINTREE FUNDING 231205 299PV8
12/06	142,836.93	BRAINTREE FUNDING 231206 H9SHGD
12/06	5,800.04	CITY OF SEATTLE ACH 231206 AP0000120931
12/06	1,182.59	BRAINTREE FUNDING 231206 B7BF44
12/07	86,980.25	BRAINTREE FUNDING 231207 JZ73Q8
12/07	350.00	GROUP INS OPS PAYMENTS 231207 VEN00492
12/07	70.36	ARTHUR J GALLAGH 0000005751 231206 002EFTI025680
12/08	58,018.57	BRAINTREE FUNDING 231208 9JRH2Y
12/08	480.60	BRAINTREE FUNDING 231208 JD4D98
12/11	51,065.93	BRAINTREE FUNDING 231211 3TNB84
12/12	52,407.73	BRAINTREE FUNDING 231212 85SXVT
12/12	1,495.30	BRAINTREE FUNDING 231212 4VRS7J
12/13	108,692.90	BRAINTREE FUNDING 231213 GX38MD
12/13	519.62	BRAINTREE FUNDING 231213 2FY82D
12/14	51,789.03	BRAINTREE FUNDING 231214 3XG7JP
12/14	69.63	TRUIST CRP TRUIST CRP 231213 0070033224
12/15	55,211.14	BRAINTREE FUNDING 231215 4ZN98P
12/15	997.99	BRAINTREE FUNDING 231215 D85C2Y
12/15	893.40	TRUIST CRP TRUIST CRP 231214 0070033224
12/15	523.94	FRIEDKIN BUSINES AP PAYMENT 231214 297771
12/15	475.12	NC RATE BUREAU INV PAYMEN 231215 77-0021975
12/18	36,999.76	BRAINTREE FUNDING 231218 FZRG3J
12/19	75,817.15	BRAINTREE FUNDING 231219 BGVNVT
12/19	5,230.50	ARTHUR J GALLAGH DOMTZZ2006 231218 002EFTI026322
12/20	76,647.52	BRAINTREE FUNDING 231220 8PSJFT
12/20	68,733.32	LOCKBOX DEPOSIT
12/20	1,296.51	BRAINTREE FUNDING 231220 7NNDJ4
12/21	72,165.72	BRAINTREE FUNDING 231221 357Z6D
12/21	432.31	BRAINTREE FUNDING 231221 5ZCWWD
12/21	156.00	EXPLORERPIPELINE PAYABLES 122023 EBIX
12/21	.21	NYU Langone Heal PAYMENT 231220 002220269309
12/22	55,374.08	BRAINTREE FUNDING 231222 9FQZZ8

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 211  Filed 01/19/24  Entered 01/19/24 23:49:25  Desc

Main Document  Page 69 of 75

Commercial Checking for XXXXXX-348-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
12/22	542.75	BARTON SOLVENTS SUPPLIERS1 122223 45052
12/22	523.94	FRIEDKIN BUSINES AP PAYMENT 231221 297771
12/26	50,673.67	BRAINTREE FUNDING 231226 CFWDRY
12/26	431.93	BRAINTREE FUNDING 231226 7CHSMY
12/26	70.36	ARTHUR J GALLAGH DOMTZZ2006 231222 002EFTI026792
12/27	142,883.96	BRAINTREE FUNDING 231227 8KJSQ8
12/27	890.43	ARTHUR J GALLAGH DOMTZZ2006 231226 002EFTI026871
12/27	586.11	BRAINTREE FUNDING 231227 GBQQTP
12/28	50,243.08	BRAINTREE FUNDING 231228 4DDRDP
12/28	6,317.88	BENEFITS PARTNER 202024076 231228 NO. 398790
12/28	317.27	BRAINTREE FUNDING 231228 3F6WT4
12/28	91.61	TRUIST CRP TRUIST CRP 231227 0070033224
12/29	81,904.26	BRAINTREE FUNDING 231229 G9S42D

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	=2,325,705.30
12/01	862,595 .17	12/12	1,379,306.43	12/21	1,935,040.80
12/04	910,139.56	12/13	1,488,518.95	12/22	1,991,481.57
12/05	978,618.13	12/14	1,540,377.61	12/26	2,042,470.70
12/06	1,128,437.69	12/15	1,598,479.20	12/27	2,186,831.20
12/07	1,215,838.30	12/18	1,635,454.96	12/28	2,243,801.04
12/08	1,274,337.47	12/19	1,715,609.21	12/29	2,325,705.30
12/11	1,325,403.40	12/20	1,862,286.56

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 70 of 75

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

•	Adding any interest earned

•	Subtracting any fees or other charges

1	Your current balance on this statement

$
Current Balance

2	List deposits which do not appear on this statement

Date	Amount	Date	Amount

+$
Total of 2

3	Subtotal by adding 1 and 2

=$
Subtotal of 1 and 2

4	List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $
Total of 4

5	Subtract 4 from 3. This should match your checkbook register balance.

=$
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens

Customer Service Center

P.O. Box 42001

Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A.     REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

•	Tell us your name and account number, if any.

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

•	Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.

•	It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

•	Account information: Your name and account number.

•	Dollar amount: The dollar amount of the suspected error.

•	Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

•	We cannot try to collect the amount in question or report you as delinquent on that amount.

•	The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.

•	While you do not have to pay the amount in question, you are responsible for the remainder of your balance.

•	We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 71 of 75

Ebix, Inc

Payroll- Regions

Bank Reconciliation

December 31, 2023

Bank A/C #: xxxxxx8891

G/L A/C #: 100440

Date	Description	Amount	Comments
12/31/23	Book Balance	(1,437.63)
	Outstanding Checks:	3,116.94
	Balance transfer from 100310	(1,681.73)
	Unreconciled Difference	2.42

	Adjusted Book Balance	(0.00)

12/31/23	Bank Balance	—

	Difference	(0.00)

Prepared by: /s/ Craig Bryant
Name: Craig Bryant
Title: Sr. Accountant
Date: 1/10/2024
Reviewed by: /s/ Sherae Peters
Name: Sherae Peters
Title: Accounting Mgr
Date: 10/19/2023
Reviewed by:
Name: Brandon Jones
Title: Controller
Date:

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 72 of 75

Ebix, Inc

Regions Oakstone

Bank Reconciliation

December 31, 2023

Bank A/C #: xxxxxx6154

G/L A/C #: 100445

Date	Description	Amount	Amount	Amount
		100305	100445	Combined
12/31/23	Book Balance	—	3,323,476.59	3,323,476.59
12/31/23	Wires in transit		(477.09)	(477.09)
12/31/23	Passthrus not posted			0.00
12/31/23	Oakstone deposits in Regions op account		(337.26)	(337.26)
12/31/23	Checks in transit		(37,809.58)	(37,809.58)
12/31/23	Chargebacks not posted			0.00
12/31/23	CC in transit		(959,453.64)	(959,453.64)
12/31/23	Items in Suspense/posting errors		—
	Unreconciled immaterial		306.28	306.28
	Transfer			—
	Adjusted Book Balance	—	2,325,705.30	2,325,705.30

12/31/23	Bank Balance		2,325,705.30	2,325,705.30
	Difference	—	0.00	0.00

C:\Users\APerrella\AppData\Local\Microsoft\Windows\INetCache\Content.Outlook\QSW4OGQJ\[100445 - 1223 Oakstone Bank.xlsx]Rec

Prepared by: /s/ Craig Bryant
Name: Craig Bryant
Title: Accounting Manager
Date: 1/7/2024
Prepared by: /s/ Sherae Peters
Name: Sherae Peters
Title: Accounting Manager
Date: 10/25/2023
Reviewed by:
Name: Brandon Jones
Title: Controller
Date:

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 73 of 75

Ebix, Inc

Regions Main Operating

Bank Reconciliation

December 31, 2023

Bank A/C #: xxxxxx8883

G/L A/C #: 100300

Date	Description	Amount	Comments
12/31/23	Book Balance	(1,055.00)
12/31/23	Outstanding Checks	1,055.00	—

	Adjusted Book Balance	—	—

12/31/23	Bank Balance	—
	Difference	—

C:\Users\APerrella\AppData\Local\Microsoft\Windows\INetCache\Content.Outlook\QSW4OGQJ\[100300-1223 Regions bank.xlsx]Rec
Prepared by: /s/ Sherae Peters
Name: Sherae Peters
Title: Accounting Manager
Date: 1/4/2024
Reviewed by:
Name:
Title: Controller
Date:

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 74 of 75

Ebix, Inc

PNC

Bank Reconciliation

December 31, 2023

Bank Ac# 0832

GL# 100350

Date	Description	Amount	Comments
12/31/23	Book Balance	(410,465.34)
	Outstanding Checks	455,084.86	Of this total, there is $234k over 4 months
	Duplicate Checks Cleared	($5,859.00)	Twana to Reverse
	Check 14040 cleared and returned	($675.00)	Twana to Reverse
	Returned Checks Nov23	$6,050.00	Twana to Reverse
	Returned Checks Dec23	$6,534.00	Twana to Reverse
	Fees
	Duplicate Checks Cleared Nov23	(1,883.75)	Twana to Reverse

	Adjusted Book Balance	48,785.77

12/31/23	Bank Balance	48,785.77
	Difference	0.00

Prepared by: /s/ Craig Bryant
Craig Bryant Title: Sr Accountant Date: 1/9/2024
Reviewed by: /s/ Sherae Peters
Name: Sherae Peters Title: Accounting Mgr Date: 12/6/2023

Case 23-80004-swe11     Doc 211     Filed 01/19/24     Entered 01/19/24 23:49:25     Desc

Main Document     Page 75 of 75

Ebix, Inc

Citizens Main Operating

Bank Reconciliation

December 31, 2023

Bank A/C #: xxxxxx2705

GL#: 100430; Bank code B

Date	Description	Amount
12/31/23	Book Balance	17,418,245.66
12/31/23	Outstanding Checks	9,980.00
12/31/23	Detailed CR reconciling items	267,959.04
12/31/23	PAC (RETURN SETTLE / -SETT-ACCESS )	(1,367.18)
12/31/23	Payve Vs AMEX 4663	(71,762.91)
12/31/23	Credit Card Deposits in Transit	(125,888.88)
12/31/23	Detailed AP MC rec items	(201,980.31)
12/31/23	OA rec	(28,721.06)

	Adjusted Book Balance	17,266,464.36

12/31/23	Bank Balance	17,266,464.36
	Difference	(0.00)

Prepared by: /s/ Sherae Peters
Name: Sherae Peters
Title: Accounting Manager
Date: 1/12/2014
Reviewed by: Name: Title: Controller Date: